                            PROSPECTUS 1

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
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     This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


                         Prospectus Dated: May 1, 2010

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        16
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    Partial Surrender Fee.........................        18
    Transfer Fee..................................        18
    Mortality and Expense Risk Charge.............        18
    Cost of Insurance Charge......................        19
    Administrative Fee............................        19
    Policy Loan Interest..........................        19
    Rider Charges.................................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        21
    Right-to-Examine Period.......................        21
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        22
    Optional Sub-Account Allocation Programs......        24
    Riders........................................        24
    Continuation of Coverage......................        25


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        26
    State Regulation..............................        26
PREMIUMS..........................................        26
    Allocation of Net Premium Payments............        26
    Planned Premiums; Additional Premiums.........        26
    Policy Values.................................        27
DEATH BENEFITS....................................        28
    Death Benefit Options.........................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        29
    Death Benefit Proceeds........................        30
POLICY SURRENDERS.................................        31
    Partial Surrender.............................        31
POLICY LOANS......................................        32
LAPSE AND REINSTATEMENT...........................        32
    No Lapse Provision............................        33
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Last Survivor Contract........................        37
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 14 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8% from each premium payment.1
 imposed on premiums
 (load)

                                              Table I: Transaction Fees
                                           When Charge                                     Amount
          Charge                           is Deducted                                    Deducted
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-14). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $37.52 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, nonsmoker, and a female,
  Representative Insured                                               age 55, nonsmoker, in year one, the maximum
                                                                       surrender charge is $13.68 per $1,000 of
                                                                       specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).


     1 8% from each premium payment in the first policy year and 4% thereafter.



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                              Amount
          Charge                 is Deducted                             Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 10,000% of the standard rate.
  Charge for a                                     For a male, age 55, nonsmoker, and a female,
  Representative Insured                           age 55, nonsmoker, the guaranteed maximum
                                                   monthly cost of insurance rate is $0.02 per
                                                   $1,000 of net amount at risk in the year of policy
                                                   issue.

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.60%.2
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.17 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.03 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the maximum additional
                                                                 monthly charge is $0.11 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.3


     2 Guaranteed at an effective annual rate of 0.60% in policy years 1-19, and 0.20% in policy years 20 and beyond.

     3 Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.



                  Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                Amount
           Charge                         is Deducted                               Deducted
 Rider Charges                                                     Individualized based on optional Rider(s)
                                                                   selected.
 Accounting Value Rider           N/A                              There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit.        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 4         0.32%
 (12b-1) fees, and other expenses.


  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth. This fund is available only to existing policy owners as of May 16, 2005.
Consult your financial advisor.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is availble only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC

   o Global Allocation V.I. Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.

*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)*

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each premium payment during the first policy year and a maximum of 4% thereafter. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $37.52 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 14 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 14 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in policy years 1-19 and 0.20% in policy years 20 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.17 per $1,000 of initial specified amount or increase in specified amount. The charge is based on the younger insured's age and the specified amount. If an increase occurs, the younger insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. We will credit 4% interest on the loan account value in all years.



Rider Charges

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insureds age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right to examine period, we will return the full amount of any premium payments made.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $250,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the second insured's death.                                  time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.

POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.

If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.


You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The

Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 100. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651

                               End of Prospectus

                              SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for


                            Lincoln SVUL-IV product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY SVUL-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             8
    Suicide......................................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $256,877 in 2009, $547,271 in 2008 and $376,693 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

     (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.

Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

                            Prospectus 2

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln PreservationEdgeSM SVUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.


                         Prospectus Dated: May 1, 2010

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        15
    Voting Rights.................................        15
POLICY CHARGES AND FEES...........................        16
    Premium Load; Net Premium Payment.............        16
    Surrender Charges.............................        16
    Partial Surrender Fee.........................        17
    Transfer Fee..................................        17
    Mortality and Expense Risk Charge.............        18
    Cost of Insurance Charge......................        18
    Administrative Fee............................        18
    Policy Loan Interest..........................        18
    Rider Charges.................................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        20
    Right to Examine Period.......................        20
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        21
    Optional Sub-Account Allocation Programs......        23
    Riders........................................        24
    Continuation of Coverage......................        25


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        25
    State Regulation..............................        25
PREMIUMS..........................................        25
    Allocation of Net Premium Payments............        25
    Planned Premiums; Additional Premiums.........        26
    Policy Values.................................        26
DEATH BENEFITS....................................        27
    Death Benefit Options.........................        27
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        28
    Death Benefit Proceeds........................        29
POLICY SURRENDERS.................................        30
    Partial Surrender.............................        30
POLICY LOANS......................................        31
LAPSE AND REINSTATEMENT...........................        31
    No Lapse Provision............................        32
    Reinstatement of a Lapsed Policy..............        34
TAX ISSUES........................................        34
    Taxation of Life Insurance Contracts in
      General.....................................        34
    Policies That Are MECs........................        35
    Policies That Are Not MECs....................        36
    Last Survivor Contract........................        36
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        38
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        38
LEGAL PROCEEDINGS.................................        38
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40
GLOSSARY OF TERMS.................................        41

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        3.5% from each premium payment.
 imposed on premiums
 (load)

                                               Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*              Upon full surrender of your
                                policy and when you make
                                certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $45.27 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one, the maximum surrender charge is $29.24
                                                                       per $1,000 of specified amount.
  Fund Transfer Fee             Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
  Estate Tax Repeal             One-time charge at issue (if           $250
  Rider (optional)              elected).


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 135% to 5,000% of the standard rate.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, the
                                                                 guaranteed maximum monthly cost of insurance
                                                                 rate is $0.00005 per $1,000 of net amount at
                                                                 risk in the year of policy issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.10%.1
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
  Maximum and                                      For the first 120 months from issue date or
  Minimum Charge                                   increase in specified amount, there is an
                                                   additional charge. The monthly charge ranges
                                                   from a maximum of $0.90 per $1,000 of initial
                                                   specified amount or increase in specified
                                                   amount to a minimum of $0.06834 per $1,000
                                                   of initial specified amount or increase in
                                                   specified amount.
  Charge for a                                     For a male, age 55, standard non-tobacco, and a
  Representative Insured                           female, age 55, standard non-tobacco, the
                                                   maximum additional monthly charge is
                                                   $0.22334 per $1,000 of initial specified amount
                                                   or increase in specified amount.
 Policy Loan Interest           Annually           4.0% annually of the amount held in the loan
                                                   account.2


     1 Guaranteed at an effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.
     2 Annual interest rate of 4% in years 1-10, and 3.1% in years 11 and later.



                  Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                Amount
           Charge                         is Deducted                               Deducted
 Rider Charges                                                     Individualized based on optional Rider(s)
                                                                   selected.
 Overloan Protection Rider        One-time charge when you         Maximum charge of 5% of the then current
                                  elect to use the benefit.        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 4         0.32%
 (12b-1) fees, and other expenses.


     4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

   o Global Allocation VI Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.

  *Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

  *Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of

     Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

  (2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $45.27 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 10 years for full surrenders and decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.90 per $1,000 of initial specified amount or increase in specified amount. The charge is based on each insured's age and the specified amount. If an increase occurs, each insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. We will credit 3.0% interest on the loan account value in all years.

Rider Charges

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insureds age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 3% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $250,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the second insured's death.                                  time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.

POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.

If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.


You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 4% in years 1-10 and 3.1% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 3% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The

Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations

Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141768
1940 Act Registration No. 811-08651

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.

Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge.

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day - The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                             SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for


                    Lincoln PreservationEdgeSM SVUL product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY PreservationEdgeSM SVUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             8
    Suicide......................................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $256,877 in 2009, $547,271 in 2008 and $376,693 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

     (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.

Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2010

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                       ------------------
                                                                         2009      2008
                                                                       --------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $6,229; 2008 -- $5,778)   $ 6,180   $5,159
      Equity (cost: 2009 -- $2; 2008 -- $3)                                   2        2
   Mortgage loans on real estate                                            228      294
   Policy loans                                                             442      430
   Other investments                                                          2        2
                                                                        -------   ------
         Total investments                                                6,854    5,887
Cash and invested cash                                                       65       55
Deferred acquisition costs and value of business acquired                   856    1,115
Premiums and fees receivable                                                  5        3
Accrued investment income                                                    92       86
Reinsurance recoverables                                                    502      595
Goodwill                                                                    162      162
Other assets                                                                105       88
Separate account assets                                                   2,263    1,690
                                                                        -------   ------
         Total assets                                                   $10,904   $9,681
                                                                        =======   ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                $ 1,486   $1,568
Other contract holder funds                                               5,135    4,866
Other liabilities                                                           264       70
Separate account liabilities                                              2,263    1,690
                                                                        -------   ------
         Total liabilities                                                9,148    8,194
                                                                        -------   ------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940      940
Retained earnings                                                           846      757
Accumulated other comprehensive loss                                        (30)    (210)
                                                                        -------   ------
         Total stockholder's equity                                       1,756    1,487
                                                                        -------   ------
            Total liabilities and stockholder's equity                  $10,904   $9,681
                                                                        =======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF INCOME
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2009    2008   2007
                                                                                             ----   -----   ----
REVENUES
Insurance premiums                                                                           $104   $  98   $ 98
Insurance fees                                                                                255     248    234
Net investment income                                                                         408     395    361
Realized loss:
   Total other-than-temporary impairment losses on securities                                 (90)   (106)   (26)
   Portion of loss recognized in other comprehensive income                                    31      --     --
                                                                                             ----   -----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (59)   (106)   (26)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (6)      8      1
                                                                                             ----   -----   ----
         Total realized loss                                                                  (65)    (98)   (25)
Other revenues and fees                                                                        (1)     --     --
                                                                                             ----   -----   ----
      Total revenues                                                                          701     643    668
                                                                                             ----   -----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             209     209    194
Benefits                                                                                      225     228    192
Underwriting, acquisition, insurance and other expenses                                       159     156    128
                                                                                             ----   -----   ----
   Total benefits and expenses                                                                593     593    514
                                                                                             ----   -----   ----
      Income before taxes                                                                     108      50    154
      Federal income tax expense                                                               35      14     52
                                                                                             ----   -----   ----
         Net income                                                                          $ 73   $  36   $102
                                                                                             ====   =====   ====

                 See accompanying Notes to Financial Statements

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2009     2008      2007
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  235
Lincoln National Corporation purchase price                       --       --       (1)
Capital contribution                                              --       --      706
                                                              ------   ------   ------
   Balance as of end-of-year                                     940      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  757      724      623
Cumulative effect from adoption of new accounting standards       16       --       (1)
Comprehensive income (loss)                                      269     (167)      81
Other comprehensive income (loss), net of tax                   (196)     203       21
                                                              ------   ------   ------
   Net income                                                     73       36      102
Dividends declared                                                --       (3)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     846      757      724
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance as of beginning-of-year                                 (210)      (7)      14
Cumulative effect from adoption of new accounting standards      (16)      --       --
Other comprehensive income (loss), net of tax                    196     (203)     (21)
                                                              ------   ------   ------
   Balance as of end-of-year                                     (30)    (210)      (7)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,756   $1,487   $1,657
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2009      2008    2007
                                                                               -------   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    73   $  36   $ 102
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                         27       7     (41)
   Change in premiums and fees receivable                                           (2)      1       9
   Change in accrued investment income                                              (6)     (3)    (23)
   Change in future contract benefits                                              (82)    120      51
   Change in other contract holder funds                                           (58)    (70)    (51)
   Change in reinsurance related assets and liabilities                             92    (116)    (35)
   Change in federal income tax accruals                                            44     (26)     59
   Realized loss                                                                    65      98      25
   Other                                                                            (5)    (15)    (21)
                                                                               -------   -----   -----
      Net cash provided by operating activities                                    148      32      75
                                                                               -------   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (1,150)   (833)   (734)
Sales of available-for-sale securities                                             271     162     143
Maturities of available-for-sale securities                                        384     548     550
Purchases of other investments                                                     (18)    (76)    (82)
Sales or maturities of other investments                                            70      37      79
                                                                               -------   -----   -----
      Net cash used in investing activities                                       (443)   (162)    (44)
                                                                               -------   -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable          663     538     541
Withdrawals of fixed account values, including the fixed portion of variable      (308)   (406)   (412)
Transfers to and from separate accounts, net                                       (50)    (72)    (74)
Common stock issued for benefit plans and excess tax benefits                       --      (4)     --
                                                                               -------   -----   -----
      Net cash provided by financing activities                                    305      56      55
                                                                               -------   -----   -----
Net increase (decrease) in cash and invested cash                                   10     (74)     86
Cash and invested cash as of beginning-of-year                                      55     129      43
                                                                               -------   -----   -----
      Cash and invested cash as of end-of-year                                 $    65   $  55   $ 129
                                                                               =======   =====   =====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 21 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after Janu-ary 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 4 and 13 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Our expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized loss on our Statements of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized loss on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized loss.

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 5, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2009, and approximately 82% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized loss on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income.

REALIZED LOSS

Realized loss on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our embedded derivatives in Note 5.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 20 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, and it did not have a material effect on our financial condition or results of operations.

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our financial condition or results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007. The adoption did not have a material impact on our financial condition or results of operations.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                        NET
                                       UNREALIZED   UNREALIZED
                                          OTTI         LOSS
                                         ON AFS       ON AFS
                                       SECURITIES   SECURITIES   TOTAL
                                       ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities          $11          $ 29      $ 40
Change in DAC, VOBA,
   DSI, and DFEL                           (4)          (11)      (15)
   Income tax                              (2)           (7)       (9)
                                          ---          ----      ----
       Net cumulative effect adjustment   $ 5          $ 11      $ 16
                                          ===          ====      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $25
CMOs                                      15
                                         ---
   Total fixed maturity AFS securities   $40
                                         ===

In addition, we include on the face of our Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 13, and the enhanced disclosures related to OTTI are included in Note 4.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On Feb-ruary 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our financial statements effective Janu-ary 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after No-vember 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our financial condition and results of operations.

3. ACQUISITIONS AND DISPOSITIONS

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
      Total capital contribution           $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                        AS OF DECEMBER 31, 2009
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES   OTTI(1)   VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,723     $219    $183      $15     $4,744
U.S. Government bonds                              29        3      --       --         32
Foreign government bonds                           23        1      --       --         24
MBS:
   CMOs                                           674       31      40       16        649
   MPTS                                           245        4       2       --        247
   CMBS                                           255        6      43       --        218
ABS:
   CDOs                                             4       --       1       --          3
State and municipal bonds                         176        1       7       --        170
Hybrid and redeemable preferred securities        100        8      15       --         93
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           6,229      273     291       31      6,180
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    2       --      --       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       2       --      --       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $6,231     $273    $291      $31     $6,182
                                               ======     ====    ====      ===     ======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                        AS OF DECEMBER 31, 2008
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES    OTTI      VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,400     $ 76    $523      $--     $3,953
U.S. Government bonds                              30        7      --       --         37
Foreign government bonds                           28        5       1       --         32
MBS:
   CMOs                                           727       23     103       --        647
   MPTS                                           168        5       4       --        169
   CMBS                                           281        1      75       --        207
ABS:
   CDOs                                             7       --       3       --          4
State and municipal bonds                          36        1      --       --         37
Hybrid and redeemable preferred securities        101       --      28       --         73
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           5,778      118     737       --      5,159
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    3       --       1       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       3       --       1       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $5,781     $118    $738      $--     $5,161
                                               ======     ====    ====      ===     ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                   AS OF
                                              DECEMBER 31, 2009
                                             ------------------
                                             AMORTIZED    FAIR
                                                COST     VALUE
                                             ---------   ------
Due in one year or less                        $  196    $  200
Due after one year through five years           1,182     1,222
Due after five years through ten years          1,851     1,931
Due after ten years                             1,822     1,710
                                               ------    ------
   Subtotal                                     5,051     5,063
MBS                                             1,174     1,114
CDOs                                                4         3
                                               ------    ------
      Total fixed maturity AFS securities      $6,229    $6,180
                                               ======    ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                       AS OF DECEMBER 31, 2009
                                                                --------------------------------------------------------------
                                                                LESS THAN OR EQUAL      GREATER THAN
                                                                 TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                ------------------   -------------------   -------------------
                                                                           GROSS                 GROSS                 GROSS
                                                                        UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR   LOSSES AND    FAIR    LOSSES AND     FAIR   LOSSES AND
                                                                VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                -----   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                  $479       $42      $  850      $156      $1,329      $198
U.S. Government bonds                                              --        --           1        --           1        --
MBS:
  CMOs                                                             34        16         117        40         151        56
  MPTS                                                            122         1           4         1         126         2
  CMBS                                                             24         2          61        41          85        43
ABS:
  CDOs                                                             --        --           3         1           3         1
State and municipal bonds                                         116         5          17         2         133         7
Hybrid and redeemable preferred securities                          3        --          70        15          73        15
                                                                 ----       ---      ------      ----      ------      ----
      Total fixed maturity AFS securities                        $778       $66      $1,123      $256      $1,901      $322
                                                                 ====       ===      ======      ====      ======      ====
Total number of AFS securities in an unrealized loss position                                                           580
                                                                                                                       ====

                                                                                    AS OF DECEMBER 31, 2008
                                                                --------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   ------------------   -------------------
                                                                            GROSS               GROSS                 GROSS
                                                                  FAIR   UNREALIZED    FAIR   UNREALIZED    FAIR    UNREALIZED
                                                                 VALUE     LOSSES      VALUE    LOSSES      VALUE     LOSSES
                                                                ------   ----------   ------  ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $1,808      $228      $  822     $295      $2,630     $  523
U.S. Government bonds                                                2        --          --       --           2         --
Foreign government bonds                                             4         1           2       --           6          1
MBS:
   CMOs                                                             84        35          93       68         177        103
   MPTS                                                             10         3           2        1          12          4
   CMBS                                                            126        20          47       55         173         75
ABS:
   CDOs                                                              1         1           3        2           4          3
State and municipal bonds                                            5        --           2       --           7         --
Hybrid and redeemable preferred securities                          35         7          36       21          71         28
                                                                ------      ----      ------     ----      ------     ------
      Total fixed maturity securities                            2,075       295       1,007      442       3,082        737
                                                                ------      ----      ------     ----      ------     ------
EQUITY SECURITIES
Other securities                                                     2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
      Total equity securities                                        2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
         Total AFS securities                                   $2,077      $296      $1,007     $442      $3,084     $  738
                                                                ======      ====      ======     ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                          1,131
                                                                                                                      ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                AS OF DECEMBER 31, 2009
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                       FAIR   ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 47      $ 14     $ 1         23
Six months or greater, but less than nine months         39        26      --         13
Nine months or greater, but less than twelve months      55        23      17         35
Twelve months or greater                                191       135      12        104
                                                       ----      ----     ---        ---
   Total AFS securities                                $332      $198     $30        175
                                                       ====      ====     ===        ===

                                                               AS OF DECEMBER 31, 2008
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                      FAIR    ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 91      $ 36     $--         37
Six months or greater, but less than nine months        126        54      --         53
Nine months or greater, but less than twelve months     153        78      --         83
Twelve months or greater                                539       379      --        253
                                                       ----      ----     ---        ---
   Total AFS securities                                $909      $547     $--        426
                                                       ====      ====     ===        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $416 million decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $29 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $--
   Cumulative effect from adoption of new
      accounting standard                              5
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           46
   Decreases attributable to:
      Securities sold                                 (5)
                                                     ---
            Balance as of end-of-year                $46
                                                     ===

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 36% and 42% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans           1      --
                                          ===     ===
Impaired mortgage loans                   $ 3     $--
Valuation allowance associated with
   impaired mortgage loans                 (1)     --
                                          ---     ---
      Carrying value of impaired
         mortgage loans                   $ 2     $--
                                          ===     ===

The average carrying value of the impaired mortgage loans for the year ended December 31, 2009, was $1 million and there was no interest income recognized or collected on this loan in 2009. We did not have any impaired mortgage loans for the years ended December 31, 2008 and 2007; therefore, we did not have any associated interest income recognized or collected for these years.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                FOR THE YEARS ENDED
                                   DECEMBER 31,
                                -------------------
                                2009    2008   2007
                                -----   ----   ----
NET INVESTMENT INCOME
Fixed maturity AFS securities   $372    $355   $319
Mortgage loans on real estate     15      17     16
Policy loans                      25      24     21
Invested cash                     --       3      4
Consent fees                      --      --      1
                                ----    ----   ----
   Investment income             412     399    361
Investment expense                (4)     (4)    --
                                ----    ----   ----
      Net investment income     $408    $395   $361
                                ====    ====   ====

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ---------------------
                                      2009    2008    2007
                                     -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                       $  13   $   4   $  6
   Gross losses                       (103)   (151)   (29)
Loss on other investments               (1)     --     --
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds and funds withheld
   reinsurance liabilities              25      51      4
                                     -----   -----   ----
      Total realized loss on
         investments                 $ (66)  $ (96)  $(19)
                                     =====   =====   ====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            --------------------
                                             2009   2008   2007
                                             ----   ----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                           $ 37   $ 65   $23
   MBS:
      CMOs
                                               49     68     3
                                             ----   ----   ---
         Total fixed maturity securities       86    133    26
                                             ----   ----   ---
Equity securities:
   Other securities                             1     --    --
                                             ----   ----   ---
      Total equity securities                   1     --    --
                                             ----   ----   ---
         Gross OTTI recognized in
            net income                         87    133    26
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                              (28)   (27)   --
                                             ----   ----   ---
               Net OTTI recognized
                  in net income,
                  pre-tax                    $ 59   $106   $26
                                             ====   ====   ===
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI                 $ 46   $ --   $--
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                               (15)    --    --
                                             ----   ----   ---
      Net portion of OTTI
         recognized in OCI, pre-tax          $ 31   $ --   $--
                                             ====   ====   ===

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.

Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities were $17 million, all of which were private placements. We did not have any investment commitments as of December 31, 2008.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $472 million and $340 million, or 7% and 6% of our invested assets portfolio totaling $6.9 billion and $5.9 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $676 million and $653 million, or 10% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2009 and 2008, respectively.

5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 20 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE      OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS         GAIN   LOSS
                                         -----------   --------     ----   ----         ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,748         $--        $--    $--          $11   $(41)
                                            =====         ===        ===    ===          ===   ====

                                                          AS OF DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE       OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS        GAIN   LOSS
                                         -----------   --------     ----   ----        ----   -----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,006         $--        $--    $--         $27   $(151)
                                            =====         ===        ===    ===         ===   =====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

The settlement payments and mark-to-market adjustments on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded on our Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)    $--    $--   $(2)
                                          ===    ===   ===

----------
(1)  Reported in realized loss on our Statements of Income.

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Statements of Income as specified in the table above. As of December 31, 2009, we had $1.1 billion of account values that were attributable to variable annuities with a GWB feature and $238 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Current                                  $(9)    $13    $27
Deferred                                  44       1     25
                                         ---     ---    ---
   Total federal income tax expense      $35     $14    $52
                                         ===     ===    ===

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Tax rate of 35% times pre-tax income      $38    $18    $54
Effect of:
   Separate account dividend
      received deduction                   (2)    (3)    (2)
   Other items
                                           (1)    (1)    --
                                          ---    ---    ---
         Provision for income taxes       $35    $14    $52
                                          ===    ===    ===
Effective tax rate                         32%    28%    34%
                                          ===    ===    ===

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                             2009   2008
                                             ----   ----
Current                                      $  6   $ 6
Deferred                                      178    17
                                             ----   ---
   Total federal income tax liability        $184   $23
                                             ====   ===

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                           2009   2008
                                           ----   ----
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                   $101   $120
Investments                                  14     49
Compensation and benefit plans                1      1
Net unrealized loss on AFS securities        15    216
Net capital loss carryforward                11     --
Other                                         5      2
                                           ----   ----
      Total deferred tax assets             147    388
                                           ----   ----
DEFERRED TAX LIABILITIES
DAC                                         150    154
VOBA                                        146    229
Other                                        29     22
                                           ----   ----
      Total deferred tax liabilities        325    405
                                           ----   ----
         Net deferred tax liability        $178   $ 17
                                           ====   ====

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LLANY had net capital loss carryfor-wards of $31 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of Decem-ber 31, 2009 and 2008, $5 million and $4 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $23     $22
   Increases for prior year tax positions         1       1
                                                ---     ---
      Balance as of end-of-year                 $24     $23
                                                ===     ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $3 million and $2 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot Corporation ("Jefferson-Pilot") subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

7. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                               FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $460   $306   $197
   Cumulative effect of the adoption of
      new accounting standards                --     --     (1)
   Amounts transferred from LNL               --     --     14
   Deferrals                                  76     95    109
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              --    (12)    --
      Prospective unlocking -- model
         refinements                          --      9     (8)
      Retrospective unlocking                  3    (10)     9
      Other amortization, net of interest    (40)   (36)   (35)
   Adjustment related to realized gains       20     36      3
   Adjustment related to unrealized
      gains (losses)                         (80)    72     18
                                            ----   ----   ----
            Balance as of end-of-year       $439   $460   $306
                                            ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                               FOR THE YEARS
                                             ENDED DECEMBER 31,
                                            ------------------
                                             2009   2008   2007
                                            -----   ----   ----
Balance as of beginning-of-year             $ 655   $493   $169
   Amounts transferred from LNL                --     --    352
   Deferrals                                    2      3      4
   Amortization:
      Prospective unlocking -- assumption
         changes                                3      4      4
      Retrospective unlocking                  (2)     3      9
      Other amortization                      (73)   (72)   (70)
   Accretion of interest(1)                    24     26     24
   Adjustment related to realized gains         6      7      1
   Adjustment related to unrealized
      gains (losses)                         (198)   191     --
                                            -----   ----   ----
            Balance as of end-of-year       $ 417   $655   $493
                                            =====   ====   ====

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $ 48
2011           34
2012           31
2013           29
2014           24
Thereafter    260
             ----
   Total     $426
             ====

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $14    $14    $11
   Deferrals                                  3      4      4
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                             --     (2)    --
      Other amortization, net of interest    (1)    (2)    (1)
                                            ---    ---    ---
            Balance as of end-of-year       $16    $14    $14
                                            ===    ===    ===

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $ 65   $ 48   $ 32
   Amounts transferred from LNL               --     --      8
   Deferrals                                  34     27     25
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              (1)    --     --
      Prospective unlocking -- model
         refinements                          --      4     (6)
      Retrospective unlocking                 (1)    (4)     1
      Other amortization, net of interest    (10)   (10)   (12)
                                            ----   ----   ----
            Balance as of end-of-year       $ 87   $ 65   $ 48
                                            ====   ====   ====

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:


                                     FOR THE YEARS
                                   ENDED DECEMBER 31,
                                ----------------------
                                  2009    2008    2007
                                 -----   -----   -----
Direct insurance premiums
   and fees                      $ 502   $ 480   $ 445
Reinsurance ceded                 (143)   (134)   (113)
                                 -----   -----   -----
      Total insurance premiums
         and fees, net           $ 359   $ 346   $ 332
                                 =====   =====   =====
Direct insurance benefits        $ 365   $ 395   $ 354
Reinsurance recoveries netted
   against benefits               (140)   (167)   (162)
                                 -----   -----   -----
      Total benefits, net        $ 225   $ 228   $ 192
                                 =====   =====   =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2009 and 2008, was as follows:


                          GROSS
                        CARRYING
                         AMOUNT
                        --------
Retirement Solutions:
   Annuities              $ 26
Insurance Solutions:
   Life Insurance          136
                          ----
      Total goodwill      $162
                          ====

There were no changes in the carrying amount of goodwill during the years ended December 31, 2009 or December 31, 2008.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                           AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                   2009                      2008
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2009.

10. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $  1,558   $  1,265
Net amount at risk(1)                    63        222
Average attained age of contract
   holders                         53 YEARS   52 years
MINIMUM RETURN
Average attained age of contract
   holders                         78 YEARS   77 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $    915   $    731
Net amount at risk(1)                   162        355
Average attained age of contract
   holders                         65 YEARS   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2009   2008   2007
                               ----   ----   ----
Balance at beginning-of-year    $ 8    $ 1   $ 1
   Changes in reserves           --      9    --
   Benefits paid                 (6)    (2)   --
                                ---    ---   ---
      Balance at end-of-year    $ 2    $ 8   $ 1
                                ===    ===   ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2009     2008
                                     ------   ------
ASSET TYPE
Domestic equity                      $  890   $  670
International equity                    392      276
Bonds                                   300      219
Money market                            231      213
                                     ------   ------
   Total                             $1,813   $1,378
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of Decem-ber 31, 2009, and approximately 82% of sales for these products in 2009.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                            ------   ------
Account values and other contract
   holder funds                             $4,859   $4,628
DFEL                                            87       65
Contract holder dividends payable              164      164
Premium deposit funds                           10       12
Undistributed earnings on participating
   business                                     15       (3)
                                            ------   ------
      Total other contract holder funds     $5,135   $4,866
                                            ======   ======

As of December 31, 2009 and 2008, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2009, approximately 80% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2009 and 2008.

13. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
UNREALIZED LOSS ON
   AFS SECURITIES
Balance as of beginning-of-year         $(211)  $  (8)  $ 14
   Cumulative effect of the adoption
      of new accounting standards         (11)     --     --
   Unrealized holding gains (losses)
      arising during the year             540    (758)   (67)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (281)    337     18
   Income tax benefit (expense)           (98)    156     15
   Less:
      Reclassification adjustment for
         losses included in net
         income                           (91)   (147)   (23)
      Associated amortization of
         DAC, VOBA, DSI and DFEL           26      51      4
      Income tax benefit                   23      34      7
                                        -----   -----   ----
            Balance as of end-of-year   $ (19)  $(211)  $ (8)
                                        =====   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2009   2008   2007
                                         ----   ----   ----
UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year          $ --    $--   $--
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards          (5)    --    --
   Portion of OTTI recognized in OCI
      during the year                     (46)    --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 15     --    --
   Income tax benefit                      11     --    --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities        26     --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 (6)    --    --
   Income tax expense                      (7)    --    --
                                         ----    ---   ---
         Balance as of end-of-year       $(12)   $--   $--
                                         ====    ===   ===
UNREALIZED GAIN ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1    $ 1   $--
   Unrealized holding gains arising
      during the year                      --     --     5
   Change in DAC, VOBA, DSI and
      DFEL                                 --     --    (3)
   Income tax expense                      --     --    (1)
                                         ----    ---   ---
         Balance as of end-of-year       $  1    $ 1   $ 1
                                         ====    ===   ===

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                        2009   2008   2007
                                        ----   ----   ----
Total realized loss on investments(1)   $(66)  $(96)  $(19)
Loss on certain reinsurance
   derivatives(2)                         --     (1)    --
Guaranteed living benefits(3):
   Gross gain (loss)                       1     --    (11)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                        --     (1)     5
                                        ----   ----   ----
         Total realized loss            $(65)  $(98)  $(25)
                                        ====   ====   ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 4.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.

(3)  Represents the change in embedded derivative reserves of our GLB products.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2009   2008   2007
                                       ----   ----   ----
Commissions                            $ 71   $ 84   $100
General and administrative expenses      65     66     64
DAC and VOBA deferrals and interest,
   net of amortization                    7    (10)   (46)
Taxes, licenses and fees                 16     16     10
                                       ----   ----   ----
      Total                            $159   $156   $128
                                       ====   ====   ====

16. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, including those of LLANY, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans ("MPP"). LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million, $2 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income.

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $2 million and $1 million as of December 31, 2009 and 2008, respectively, which is recorded in other liabilities in our Balance Sheets.

The terms of the plans provide that participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plan.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expense for this plan was not significant for the years December 31, 2009, 2008 and 2007.

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expenses for these plans were not significant for the years December 31, 2009, 2008 and 2007.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2009, 2008 and 2007.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Capital and surplus                    $819   $795

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                   -------------------
                                   2009   2008    2007
                                   ----   ----   -----
Net gain (loss) from operations,
   after-tax                       $107   $ 13   $(162)
Net income (loss)                    13    (95)   (188)

The increase in statutory net income for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008, but this did not have a material impact on our consolidated financial condition or results of operations.

The effect on statutory surplus compared to NAIC statutory surplus from the use of the prescribed practice (in millions) was a decrease of:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Calculation of reserves using
   continuous CARVM                    $(6)   $(10)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2009 or 2008. We expect we could pay dividends of approximately $82 million in 2010 after approval from the Superintendent.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2009                2008
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING     FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity                                        $ 6,180    $ 6,180   $ 5,159    $ 5,159
   Equity                                                      2          2         2          2
Mortgage loans on real estate                                228        234       294        285
Other investments                                              2          2         2          2
Cash and invested cash                                        65         65        55         55
Separate account assets                                    2,263      2,263     1,690      1,690
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                          (30)       (30)     (124)      (124)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (81)       (81)      (71)       (71)
   Account value of certain investment contracts          (1,356)    (1,364)   (1,171)    (1,287)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Balance Sheets approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2009
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $4,579         $160       $4,744
      U.S. Government bonds                             31               1           --           32
      Foreign government bonds                          --              24           --           24
      MBS:
         CMOs                                           --             646            3          649
         MPTS                                           --             247           --          247
         CMBS                                           --             167           51          218
      ABS:
         CDOs                                           --              --            3            3
      State and municipal bonds                         --             170           --          170
      Hybrid and redeemable preferred securities        --              79           14           93
   Equity AFS securities:
      Other securities                                   2              --           --            2
Cash and invested cash                                  --              65           --           65
Separate account assets                                 --           2,263           --        2,263
                                                       ---          ------         ----       ------
            Total assets                               $38          $8,241         $231       $8,510
                                                       ===          ======         ====       ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                    $--          $   --         $(30)      $  (30)
                                                       ===          ======         ====       ======

                                                                 AS OF DECEMBER 31, 2008
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $3,772         $ 176      $3,953
      U.S. Government bonds                             35               2            --          37
      Foreign government bonds                          --              32            --          32
      MBS:
         CMOs                                           --             625            22         647
         MPTS                                           --             169            --         169
         CMBS                                           --             165            42         207
      ABS:
         CDOs                                           --              --             4           4
      State and municipal bonds                         --              --            37          37
      Hybrid and redeemable preferred securities        --              67             6          73
   Equity AFS securities:
      Other securities                                   2              --            --           2
Cash and invested cash                                  --              55            --          55
Separate account assets                                 --           1,690            --       1,690
                                                       ---          ------         -----      ------
            Total assets                               $42          $6,577         $ 287      $6,906
                                                       ===          ======         =====      ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves
                                                       $--          $   --         $(124)     $ (124)
                                                       ===          ======         =====      ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED    GAINS     MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                     FAIR        NET         IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME      OCI          NET          NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $ 176       $ (2)       $ 3        $  6          $(23)      $160
      MBS:
         CMOs                                           22         --         --          (1)          (18)         3
         CMBS                                           42         --         12          (3)           --         51
      ABS:
         CDOs                                            4         --          2          (3)           --          3
      State and municipal bonds                         37         --         --          (5)          (32)        --
      Hybrid and redeemable preferred securities         6         --          8          --            --         14
Future contract benefits:
   GLB embedded derivative reserves                   (124)       102         --          (8)           --        (30)
                                                     -----       ----        ---        ----          ----       ----
         Total, net                                  $ 163       $100        $25        $(14)         $(73)      $201
                                                     =====       ====        ===        ====          ====       ====

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS     MATURITIES,     IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $220       $ (16)      $(18)        $(17)        $  7       $ 176
      Foreign government bonds                          5          --         --           (5)          --          --
      MBS:
         CMOs                                          42          (4)         1           (3)         (14)         22
         CMBS                                          60          --        (30)           7            5          42
      ABS:
         CDOs                                           7          --         (3)          --           --           4
      State and municipal bonds                        38          --         (1)          --           --          37
      Hybrid and redeemable preferred securities       --          --         --            6           --           6
Future contract benefits:
   GLB embedded derivative reserves                   (17)       (100)        --           (7)          --        (124)
                                                     ----       -----       ----         ----         ----       -----
          Total, net                                 $355       $(120)      $(51)        $(19)        $ (2)      $ 163
                                                     ====       =====       ====         ====         ====       =====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                              FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $ 3         $(5)       $--            $ --      $ (2)
Future contract benefits:
   GLB embedded derivative reserves                      --          --          1             101       102
                                                        ---         ---        ---            ----      ----
         Total, net                                     $ 3         $(5)       $ 1            $101      $100
                                                        ===         ===        ===            ====      ====

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                    $ 2        $(18)      $--           $  --      $ (16)
      MBS:
         CMOs                                             --          (4)       --              --         (4)
Future contract benefits:
   GLB embedded derivative reserves                       --          --        --            (100)      (100)
                                                         ---        ----       ---           -----      -----
         Total, net                                      $ 2        $(22)      $--           $(100)     $(120)
                                                         ===        ====       ===           =====      =====

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

21. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   -------------------------------
Retirement Solutions   Annuities Defined Contribution
Insurance Solutions    Life Insurance Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income from the initial adoption of new accounting standards;

- Income from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                       $ 99   $  96   $110
      Defined Contribution              52      52     54
                                      ----   -----   ----
         Total Retirement Solutions    151     148    164
                                      ----   -----   ----
   Insurance Solutions:
      Life Insurance                   550     531    481
      Group Protection                  48      39     29
                                      ----   -----   ----
         Total Insurance Solutions     598     570    510
                                      ----   -----   ----
   Other Operations                     20      25     19
Excluded realized loss, pre-tax        (68)   (100)   (25)
                                      ----   -----   ----
            Total revenues            $701   $ 643   $668
                                      ====   =====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INCOME
Income from operations:
   Retirement Solutions:
      Annuities                       $ 22   $  3   $ 19
      Defined Contribution               3      4      3
                                      ----   ----   ----
         Total Retirement Solutions     25      7     22
                                      ----   ----   ----
   Insurance Solutions:
      Life Insurance                    80     75     82
      Group Protection                  --      2      1
                                      ----   ----   ----
         Total Insurance Solutions      80     77     83
                                      ----   ----   ----
   Other Operations                     12     17     13
Excluded realized loss, after-tax      (44)   (65)   (16)
                                      ----   ----   ----
            Net income                $ 73   $ 36   $102
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                          $ 62   $ 57   $ 58
   Defined Contribution                 48     48     49
                                      ----   ----   ----
      Total Retirement Solutions       110    105    107
                                      ----   ----   ----
Insurance Solutions:
   Life Insurance                      274    262    233
   Group Protection                      4      3      2
                                      ----   ----   ----
      Total Insurance Solutions        278    265    235
                                      ----   ----   ----
Other Operations                        20     25     19
                                      ----   ----   ----
         Total net investment income  $408   $395   $361
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                           $10    $31    $12
   Defined Contribution                  7      5      5
                                       ---    ---    ---
      Total Retirement Solutions        17     36     17
                                       ---    ---    ---
Insurance Solutions:
   Life Insurance                       66     51     49
   Group Protection                      2      1      1
                                       ---    ---    ---
      Total Insurance Solutions         68     52     50
                                       ---    ---    ---
         Total amortization of
            DAC and VOBA,
            net of interest            $85    $88    $67
                                       ===    ===    ===

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
FEDERAL INCOME TAX EXPENSE
Retirement Solutions:
   Annuities                          $  8   $ (3)  $ 7
   Defined Contribution                  2      2     1
                                      ----   ----   ---
      Total Retirement Solutions        10     (1)    8
                                      ----   ----   ---
Insurance Solutions:
   Life Insurance                       43     40    45
   Group Protection                     --      1     1
                                      ----   ----   ---
      Total Insurance Solutions         43     41    46
                                      ----   ----   ---
Other Operations                         6      9     7
Excluded realized loss                 (24)   (35)   (9)
                                      ----   ----   ---
         Total federal income
            tax expense               $ 35   $ 14   $52
                                      ====   ====   ===

                                      AS OF DECEMBER 31,
                                      ------------------
                                         2009     2008
                                       -------   ------
ASSETS
Retirement Solutions:
   Annuities                           $ 3,187   $2,632
   Defined Contribution                  1,253    1,055
                                       -------   ------
      Total Retirement Solutions         4,440    3,687
                                       -------   ------
Insurance Solutions:
   Life Insurance                        6,076    5,671
   Group Protection                         77       57
                                       -------   ------
      Total Insurance Solutions          6,153    5,728
                                       -------   ------
Other Operations                           311      266
                                       -------   ------
         Total                         $10,904   $9,681
                                       =======   ======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      ---------------------
                                      2009   2008     2007
                                      ----   ----   -------
Income taxes paid (received)          $(9)    $40   $    (7)
                                      ===     ===   =======
Significant non-cash investing
   and financing transactions:
   Business combinations:
      Fair value of assets acquired
         (includes cash and
         invested cash)               $--     $--   $    (1)
      Fair value of liabilities
         assumed                       --      --        --
                                      ---     ---   -------
            Total purchase price      $--     $--   $    (1)
                                      ===     ===   =======
   Reinsurance assumption
      from LNL:
      Assets contributed              $--     $--   $ 3,488
      Liabilities contributed          --      --    (2,784)
                                      ---     ---   -------
         Total capital contribution   $--     $--   $   704
                                      ===     ===   =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:


                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Assets with affiliates:
   Service agreement receivable(1)         $16   $  1
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(2)                          57    149

                                      FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(3)        $(17)  $(15)  $(12)
   Fees for management of
      general account(4)                (4)    (4)    (4)
Benefits and expenses
   with affiliates:
   Service agreement payments(5)        59     59     54

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statements of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings ("Delaware") is responsible for the management of our general account investments. On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                                      CONTRACT                        GUARANTEE
                                                                      PURCHASES                       CHARGES
                                                                      DUE FROM                        PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &
                                                                       ANNUITY                         ANNUITY
                                                                       COMPANY                         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK     TOTAL ASSETS    OF NEW YORK     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  317,306         $ --        $  317,306          $ 7        $  317,299
AIM V.I. Core Equity                                      313,767           --           313,767            7           313,760
AIM V.I. International Growth                             104,969           --           104,969            2           104,967
ABVPSF Global Thematic Growth Class A                     122,086           --           122,086            3           122,083
ABVPSF Growth and Income Class A                          124,333           --           124,333            3           124,330
ABVPSF International Value Class A                         26,320           --            26,320           --            26,320
ABVPSF Large Cap Growth Class A                            27,810           --            27,810            1            27,809
ABVPSF Small/Mid Cap Value Class A                        214,597           --           214,597            4           214,593
American Century VP Inflation Protection                  149,243           --           149,243            2           149,241
American Funds Global Growth Class 2                       30,512          101            30,613           --            30,613
American Funds Global Small Capitalization Class 2        135,093           50           135,143            3           135,140
American Funds Growth Class 2                           1,141,242           --         1,141,242           21         1,141,221
American Funds Growth-Income Class 2                      808,332          101           808,433           14           808,419
American Funds International Class 2                      897,513           --           897,513           16           897,497
BlackRock Global Allocation V.I.                          117,156           --           117,156            2           117,154
Delaware VIP Diversified Income                           153,476           76           153,552            3           153,549
Delaware VIP Emerging Markets                             431,540           50           431,590            8           431,582
Delaware VIP High Yield                                   180,678           --           180,678            3           180,675
Delaware VIP Limited-Term Diversified Income               43,129           --            43,129            1            43,128
Delaware VIP REIT                                         418,008           76           418,084            8           418,076
Delaware VIP Small Cap Value                              790,147           --           790,147           17           790,130
Delaware VIP Trend                                        208,673           --           208,673            4           208,669
Delaware VIP U.S. Growth                                  281,266           --           281,266            5           281,261
Delaware VIP Value                                         70,704           --            70,704            1            70,703
DWS VIP Equity 500 Index Class A                          342,511           --           342,511            7           342,504
DWS VIP Small Cap Index Class A                           155,614           --           155,614            3           155,611
Fidelity VIP Contrafund Service Class                     807,577           --           807,577           16           807,561
Fidelity VIP Equity-Income Service Class                  123,087           --           123,087            3           123,084
Fidelity VIP Growth Service Class                          10,696           --            10,696           --            10,696
Fidelity VIP Growth Opportunities Service Class            49,925           --            49,925            1            49,924
Fidelity VIP High Income Service Class                    142,983           --           142,983            3           142,980
Fidelity VIP Mid Cap Service Class                        256,402           --           256,402            4           256,398
Fidelity VIP Overseas Service Class                       121,886           --           121,886            3           121,883
FTVIPT Franklin Income Securities                          57,275           --            57,275            1            57,274
FTVIPT Franklin Small-Mid Cap Growth Securities            53,877           --            53,877            1            53,876
FTVIPT Mutual Shares Securities                            12,454           --            12,454           --            12,454
FTVIPT Templeton Foreign Securities Class 2               108,597           --           108,597            2           108,595
FTVIPT Templeton Global Bond Securities                   115,854           --           115,854            2           115,852
FTVIPT Templeton Growth Securities                         39,931           --            39,931            1            39,930
FTVIPT Templeton Growth Securities Class 2                 15,792           --            15,792           --            15,792
Janus Aspen Series Balanced                               237,802           --           237,802            5           237,797
Janus Aspen Series Balanced Service Shares                 18,216           --            18,216           --            18,216
Janus Aspen Series Enterprise Service Shares               33,335           --            33,335            1            33,334
Janus Aspen Series Global Technology Service Shares        13,577           --            13,577           --            13,577
Janus Aspen Series Worldwide                              139,452           --           139,452            3           139,449
Janus Aspen Series Worldwide Service Shares                22,355           --            22,355           --            22,355
LVIP Baron Growth Opportunities Service Class             188,643           --           188,643            4           188,639
LVIP Cohen & Steers Global Real Estate                      3,236           --             3,236           --             3,236
LVIP Delaware Bond                                        733,588           --           733,588           15           733,573
LVIP Delaware Foundation Aggressive Allocation              7,243           --             7,243           --             7,243
LVIP Delaware Growth and Income                            51,765           --            51,765            1            51,764
LVIP Delaware Social Awareness                             13,153           --            13,153           --            13,153

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                                      CONTRACT                        GUARANTEE
                                                                      PURCHASES                       CHARGES
                                                                      DUE FROM                        PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &
                                                                       ANNUITY                         ANNUITY
                                                                       COMPANY                         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK     TOTAL ASSETS    OF NEW YORK     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation                        $   60,443         $ --        $   60,443          $ 1        $   60,442
LVIP Marsico International Growth                           4,746           --             4,746           --             4,746
LVIP MFS Value                                             17,860           --            17,860           --            17,860
LVIP Mid-Cap Value                                          1,076           --             1,076           --             1,076
LVIP Mondrian International Value                         295,088           --           295,088            6           295,082
LVIP Money Market                                         493,435           --           493,435           10           493,425
LVIP SSgA Bond Index                                       84,535           --            84,535            1            84,534
LVIP SSgA Developed International 150                       9,933           --             9,933           --             9,933
LVIP SSgA Emerging Markets 100                              8,650           --             8,650           --             8,650
LVIP SSgA International Index                              33,359           --            33,359            1            33,358
LVIP SSgA Large Cap 100                                    22,586           --            22,586           --            22,586
LVIP SSgA S&P 500 Index                                   270,513           --           270,513            4           270,509
LVIP SSgA Small-Cap Index                                  41,493           --            41,493            1            41,492
LVIP SSgA Small-Mid Cap 200                                 5,628           --             5,628           --             5,628
LVIP T. Rowe Price Structured Mid-Cap Growth               39,976           --            39,976            1            39,975
LVIP Turner Mid-Cap Growth                                  8,979           --             8,979           --             8,979
LVIP Wells Fargo Intrinsic Value                            4,292           --             4,292           --             4,292
LVIP Wilshire 2030 Profile                                266,989           --           266,989            4           266,985
LVIP Wilshire Aggressive Profile                           28,380           --            28,380            1            28,379
LVIP Wilshire Conservative Profile                        133,372           --           133,372            2           133,370
LVIP Wilshire Moderate Profile                            153,482           --           153,482            2           153,480
LVIP Wilshire Moderately Aggressive Profile               164,910           --           164,910            3           164,907
M Fund Brandes International Equity                        24,294           --            24,294           --            24,294
M Fund Frontier Capital Appreciation                        7,435           --             7,435           --             7,435
MFS VIT Growth                                            137,636           --           137,636            3           137,633
MFS VIT Total Return                                      202,916           50           202,966            4           202,962
MFS VIT Utilities                                         710,695           --           710,695           13           710,682
NB AMT Mid-Cap Growth                                     527,649           --           527,649           11           527,638
NB AMT Partners                                            65,224           --            65,224            1            65,223
NB AMT Regency                                             35,744           --            35,744            1            35,743
PIMCO VIT Commodity Real Return Administrative Class       38,819           --            38,819            1            38,818
Putnam VT Global Health Care Class IB                       2,417           --             2,417           --             2,417
Putnam VT Growth & Income Class IB                         11,760           --            11,760           --            11,760

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                             DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                $ 1,827         $(2,267)        $   (440)
AIM V.I. Core Equity                           5,137          (2,201)           2,936
AIM V.I. International Growth                  1,384            (701)             683
ABVPSF Global Thematic Growth Class A             --            (792)            (792)
ABVPSF Growth and Income Class A               4,577            (823)           3,754
ABVPSF International Value Class A               316            (281)              35
ABVPSF Large Cap Growth Class A                    4             (88)             (84)
ABVPSF Small/Mid Cap Value Class A             1,497          (1,082)             415
American Century VP Inflation Protection       2,354            (701)           1,653
American Funds Global Growth Class 2             525            (318)             207
American Funds Global Small Capitalization
   Class 2                                       305            (776)            (471)
American Funds Growth Class 2                  6,252          (6,071)             181
American Funds Growth-Income Class 2          10,965          (3,944)           7,021
American Funds International Class 2          11,767          (4,733)           7,034
BlackRock Global Allocation V.I.               1,348            (226)           1,122
Delaware VIP Diversified Income                9,813          (1,002)           8,811
Delaware VIP Emerging Markets                  3,929          (2,272)           1,657
Delaware VIP High Yield                       13,580          (1,211)          12,369
Delaware VIP Limited-Term Diversified
   Income                                        635            (115)             520
Delaware VIP REIT                             12,835          (2,124)          10,711
Delaware VIP Small Cap Value                   5,937          (4,800)           1,137
Delaware VIP Trend                                --          (1,168)          (1,168)
Delaware VIP U.S. Growth                         147            (842)            (695)
Delaware VIP Value                             3,536            (558)           2,978
DWS VIP Equity 500 Index Class A               8,521          (2,365)           6,156
DWS VIP Small Cap Index Class A                2,187            (940)           1,247
Fidelity VIP Contrafund Service Class          8,991          (4,539)           4,452
Fidelity VIP Equity-Income Service Class       2,351            (790)           1,561
Fidelity VIP Growth Service Class                 32             (48)             (16)
Fidelity VIP Growth Opportunities Service
   Class                                         162            (317)            (155)
Fidelity VIP High Income Service Class        10,196          (1,027)           9,169
Fidelity VIP Mid Cap Service Class             1,246            (997)             249
Fidelity VIP Overseas Service Class            2,209            (785)           1,424
FTVIPT Franklin Income Securities              3,514            (239)           3,275
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                     --            (271)            (271)
FTVIPT Mutual Shares Securities                  615            (111)             504
FTVIPT Templeton Foreign Securities
   Class 2                                     2,974            (729)           2,245
FTVIPT Templeton Global Bond Securities        8,997            (462)           8,535
FTVIPT Templeton Growth Securities             1,095            (179)             916
FTVIPT Templeton Growth Securities Class 2       419            (106)             313
Janus Aspen Series Balanced                    6,648          (1,807)           4,841
Janus Aspen Series Balanced Service Shares       270             (69)             201
Janus Aspen Series Enterprise Service
   Shares                                         --            (253)            (253)
Janus Aspen Series Global Technology
   Service Shares                                 --             (87)             (87)
Janus Aspen Series Worldwide                   1,816            (999)             817
Janus Aspen Series Worldwide Service
   Shares                                        238            (148)              90
LVIP Baron Growth Opportunities Service
   Class                                          --          (1,266)          (1,266)
LVIP Cohen & Steers Global Real Estate            --             (32)             (32)
LVIP Columbia Value Opportunities                 --             (73)             (73)
LVIP Delaware Bond                            29,353          (5,151)          24,202
LVIP Delaware Foundation Aggressive
   Allocation                                    106            (108)              (2)
LVIP Delaware Growth and Income                  514            (223)             291
LVIP Delaware Social Awareness                    81             (87)              (6)
LVIP Janus Capital Appreciation                  451            (403)              48
LVIP Marsico International Growth                 38             (21)              17
LVIP MFS Value                                   228            (464)            (236)
LVIP Mid-Cap Value                                 5              (4)               1

See accompanying notes.

                                                              DIVIDENDS                                    NET INCREASE
                                                                FROM          TOTAL         NET CHANGE      (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED    IN UNREALIZED  IN NET ASSETS
                                             GAIN (LOSS)       GAIN ON     GAIN (LOSS)     APPRECIATION      RESULTING
SUBACCOUNT                                  ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS  FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                  $(13,807)       $   --        $(13,807)       $ 69,897         $ 55,650
AIM V.I. Core Equity                             (6,721)           --          (6,721)         73,366           69,581
AIM V.I. International Growth                        (9)           --              (9)         26,173           26,847
ABVPSF Global Thematic Growth Class A                (9)           --              (9)         44,171           43,370
ABVPSF Growth and Income Class A                 (2,882)           --          (2,882)         19,629           20,501
ABVPSF International Value Class A              (13,266)           --         (13,266)         31,788           18,557
ABVPSF Large Cap Growth Class A                    (130)           --            (130)          3,772            3,558
ABVPSF Small/Mid Cap Value Class A               (5,505)        5,842             337          54,111           54,863
American Century VP Inflation Protection             35            --              35           9,040           10,728
American Funds Global Growth Class 2            (10,021)           --         (10,021)         30,482           20,668
American Funds Global Small Capitalization
   Class 2                                       (7,178)           --          (7,178)         57,531           49,882
American Funds Growth Class 2                   (43,410)           --         (43,410)        339,318          296,089
American Funds Growth-Income Class 2            (19,400)           --         (19,400)        184,788          172,409
American Funds International Class 2            (51,549)        4,116         (47,433)        309,267          268,868
BlackRock Global Allocation V.I.                    123            --             123           5,905            7,150
Delaware VIP Diversified Income                   2,839            --           2,839          25,089           36,739
Delaware VIP Emerging Markets                   (15,689)       12,243          (3,446)        185,990          184,201
Delaware VIP High Yield                          (8,126)           --          (8,126)         63,338           67,581
Delaware VIP Limited-Term Diversified
   Income                                            32            --              32             825            1,377
Delaware VIP REIT                               (32,035)           --         (32,035)        104,769           83,445
Delaware VIP Small Cap Value                    (13,898)           --         (13,898)        198,266          185,505
Delaware VIP Trend                               (5,238)           --          (5,238)         77,935           71,529
Delaware VIP U.S. Growth                           (257)           --            (257)         50,227           49,275
Delaware VIP Value                              (21,134)           --         (21,134)         33,038           14,882
DWS VIP Equity 500 Index Class A                (41,609)           --         (41,609)         97,526           62,073
DWS VIP Small Cap Index Class A                  (6,838)        8,202           1,364          29,046           31,657
Fidelity VIP Contrafund Service Class           (25,573)          195         (25,378)        228,104          207,178
Fidelity VIP Equity-Income Service Class         (3,361)           --          (3,361)         27,994           26,194
Fidelity VIP Growth Service Class                  (152)            8            (144)          2,222            2,062
Fidelity VIP Growth Opportunities Service
   Class                                           (473)           --            (473)         15,877           15,249
Fidelity VIP High Income Service Class           (2,797)           --          (2,797)         38,562           44,934
Fidelity VIP Mid Cap Service Class               (2,221)        1,151          (1,070)         56,020           55,199
Fidelity VIP Overseas Service Class              (1,207)          331            (876)         24,237           24,785
FTVIPT Franklin Income Securities                (6,759)           --          (6,759)         17,157           13,673
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                    (2,306)           --          (2,306)         19,145           16,568
FTVIPT Mutual Shares Securities                  (4,471)           --          (4,471)         10,011            6,044
FTVIPT Templeton Foreign Securities
   Class 2                                         (972)        3,669           2,697          24,169           29,111
FTVIPT Templeton Global Bond Securities             289            --             289           3,512           12,336
FTVIPT Templeton Growth Securities               (2,215)           --          (2,215)         10,408            9,109
FTVIPT Templeton Growth Securities Class 2         (487)           --            (487)          3,783            3,609
Janus Aspen Series Balanced                      (1,316)        8,571           7,255          39,016           51,112
Janus Aspen Series Balanced Service Shares            6           146             152           1,432            1,785
Janus Aspen Series Enterprise Service
   Shares                                        (2,054)           --          (2,054)         13,659           11,352
Janus Aspen Series Global Technology
   Service Shares                                   (26)           --             (26)          4,985            4,872
Janus Aspen Series Worldwide                     (7,020)           --          (7,020)         47,422           41,219
Janus Aspen Series Worldwide Service
   Shares                                          (250)           --            (250)          6,091            5,931
LVIP Baron Growth Opportunities Service
   Class                                         (5,180)           --          (5,180)         59,322           52,876
LVIP Cohen & Steers Global Real Estate              697            --             697           3,094            3,759
LVIP Columbia Value Opportunities               (17,060)           --         (17,060)         18,293            1,160
LVIP Delaware Bond                               (2,324)           --          (2,324)         92,022          113,900
LVIP Delaware Foundation Aggressive
   Allocation                                    (5,039)           --          (5,039)         10,280            5,239
LVIP Delaware Growth and Income                  (1,729)           --          (1,729)         11,840           10,402
LVIP Delaware Social Awareness                     (108)          594             486           2,568            3,048
LVIP Janus Capital Appreciation                    (819)           --            (819)         17,920           17,149
LVIP Marsico International Growth                  (110)           --            (110)          1,363            1,270
LVIP MFS Value                                  (19,627)           --         (19,627)         31,061           11,198
LVIP Mid-Cap Value                                   (9)           --              (9)            367              359

                                             DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------
LVIP Mondrian International Value            $ 8,334         $(1,829)         $ 6,505
LVIP Money Market                              1,223          (2,976)          (1,753)
LVIP SSgA Bond Index                           1,339            (194)           1,145
LVIP SSgA Developed International 150            123             (16)             107
LVIP SSgA Emerging Markets 100                    90             (14)              76
LVIP SSgA International Index                    463             (99)             364
LVIP SSgA Large Cap 100                          259             (37)             222
LVIP SSgA S&P 500 Index                        3,287          (1,253)           2,034
LVIP SSgA Small-Cap Index                        261            (157)             104
LVIP SSgA Small-Mid Cap 200                       75              (9)              66
LVIP T. Rowe Price Structured Mid-Cap
   Growth                                         33            (143)            (110)
LVIP Turner Mid-Cap Growth                        --             (39)             (39)
LVIP Wells Fargo Intrinsic Value                  45             (41)               4
LVIP Wilshire 2030 Profile                     4,027          (1,398)           2,629
LVIP Wilshire Aggressive Profile               1,678            (187)           1,491
LVIP Wilshire Conservative Profile             4,649            (624)           4,025
LVIP Wilshire Moderate Profile                 5,822            (768)           5,054
LVIP Wilshire Moderately Aggressive
   Profile                                     5,742            (518)           5,224
M Fund Brandes International Equity              529            (129)             400
M Fund Frontier Capital Appreciation               3             (37)             (34)
MFS VIT Growth                                   364            (915)            (551)
MFS VIT Total Return                           6,096          (1,211)           4,885
MFS VIT Utilities                             22,573          (3,561)          19,012
NB AMT Mid-Cap Growth                             --          (3,599)          (3,599)
NB AMT Partners                                1,420            (433)             987
NB AMT Regency                                   614            (214)             400
PIMCO VIT Commodity Real Return
   Administrative Class                        1,466             (72)           1,394
Putnam VT Global Health Care Class IB             --             (17)             (17)
Putnam VT Growth & Income Class IB               265             (79)             186

See accompanying notes.

                                                              DIVIDENDS                                    NET INCREASE
                                                                FROM           TOTAL        NET CHANGE      (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED   IN UNREALIZED    IN NET ASSETS
                                             GAIN (LOSS)       GAIN ON      GAIN (LOSS)    APPRECIATION      RESULTING
SUBACCOUNT                                  ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS  FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value              $ (6,893)       $1,907       $ (4,986)        $ 48,032        $ 49,551
LVIP Money Market                                    --             6              6               --          (1,747)
LVIP SSgA Bond Index                                 13            --             13              158           1,316
LVIP SSgA Developed International 150                 4            --              4              451             562
LVIP SSgA Emerging Markets 100                       67            --             67            1,136           1,279
LVIP SSgA International Index                        42            --             42            5,153           5,559
LVIP SSgA Large Cap 100                             132            --            132            2,443           2,797
LVIP SSgA S&P 500 Index                         (53,582)           --        (53,582)          95,071          43,523
LVIP SSgA Small-Cap Index                          (485)           72           (413)           7,912           7,603
LVIP SSgA Small-Mid Cap 200                          19            --             19              642             727
LVIP T. Rowe Price Structured Mid-Cap
   Growth                                          (715)           --           (715)          11,555          10,730
LVIP Turner Mid-Cap Growth                         (149)           --           (149)           2,969           2,781
LVIP Wells Fargo Intrinsic Value                 (1,006)           --         (1,006)           2,299           1,297
LVIP Wilshire 2030 Profile                       (1,620)        2,663          1,043           53,875          57,547
LVIP Wilshire Aggressive Profile                   (799)        1,327            528            4,651           6,670
LVIP Wilshire Conservative Profile               (1,156)          921           (235)          17,713          21,503
LVIP Wilshire Moderate Profile                   (4,995)        2,495         (2,500)          37,789          40,343
LVIP Wilshire Moderately Aggressive
   Profile                                       (1,301)        3,227          1,926           21,341          28,491
M Fund Brandes International Equity                (837)           --           (837)           5,282           4,845
M Fund Frontier Capital Appreciation               (367)           --           (367)           2,869           2,468
MFS VIT Growth                                   (1,430)           --         (1,430)          39,584          37,603
MFS VIT Total Return                             (6,358)           --         (6,358)          29,156          27,683
MFS VIT Utilities                                (9,117)           --         (9,117)         154,097         163,992
NB AMT Mid-Cap Growth                            (4,638)           --         (4,638)         137,071         128,834
NB AMT Partners                                  (3,750)        6,309          2,559           20,251          23,797
NB AMT Regency                                   (4,133)          518         (3,615)          16,933          13,718
PIMCO VIT Commodity Real Return
   Administrative Class                              52         2,815          2,867              748           5,009
Putnam VT Global Health Care Class IB               (66)          232            166              335             484
Putnam VT Growth & Income Class IB                 (223)           --           (223)           2,679           2,642

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                                                            ABVPSF
                                                                                            GLOBAL
                                                   AIM V.I.     AIM V.I.     AIM V.I.      THEMATIC
                                                    CAPITAL       CORE     INTERNATIONAL    GROWTH
                                                 APPRECIATION    EQUITY       GROWTH       CLASS A
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 486,519    $ 400,622     $127,756      $154,015
Changes From Operations:
   - Net investment income (loss)                    (2,854)       4,866         (252)         (945)
   - Net realized gain (loss) on investments        (21,655)       9,013        2,349           221
   - Net change in unrealized appreciation or
     depreciation on investments                   (202,318)    (144,486)     (55,765)      (75,151)
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (226,827)    (130,607)     (53,668)      (75,875)
Changes From Unit Transactions:
   - Contract purchases                              40,361       29,393        9,374         1,013
   - Contract withdrawals                           (34,694)     (41,300)      (6,998)       (2,236)
   - Contract transfers                               3,369         (548)         (24)        7,296
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             9,036      (12,455)       2,352         6,073
                                                  ---------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (217,791)    (143,062)     (51,316)      (69,802)
                                                  ---------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2008                     268,728      257,560       76,440        84,213
Changes From Operations:
   - Net investment income (loss)                      (440)       2,936          683          (792)
   - Net realized gain (loss) on investments        (13,807)      (6,721)          (9)           (9)
   - Net change in unrealized appreciation on
     investments                                     69,897       73,366       26,173        44,171
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   55,650       69,581       26,847        43,370
Changes From Unit Transactions:
   - Contract purchases                              17,953       13,763       10,444           343
   - Contract withdrawals                           (20,784)     (27,974)      (7,671)       (4,975)
   - Contract transfers                              (4,248)         830       (1,093)         (868)
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,079)     (13,381)       1,680        (5,500)
                                                  ---------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              48,571       56,200       28,527        37,870
                                                  ---------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2009                   $ 317,299    $ 313,760     $104,967      $122,083
                                                  =========    =========     ========      ========

See accompanying notes.

                                                   ABVPSF       ABVPSF                      ABVPSF     AMERICAN
                                                 GROWTH AND  INTERNATIONAL  ABVPSF LARGE  SMALL/MID   CENTURY VP
                                                   INCOME        VALUE       CAP GROWTH   CAP VALUE   INFLATION
                                                  CLASS A       CLASS A       CLASS A      CLASS A    PROTECTION
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 201,146     $ 57,286       $ 4,108      $168,762    $116,847
Changes From Operations:
   - Net investment income (loss)                    2,199          290           (28)           (6)      4,588
   - Net realized gain (loss) on investments        20,868      (11,604)          (68)       13,986       1,019
   - Net change in unrealized appreciation or
     depreciation on investments                  (100,523)     (33,084)       (1,604)      (72,111)     (7,132)
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (77,456)     (44,398)       (1,700)      (58,131)     (1,525)
Changes From Unit Transactions:
   - Contract purchases                             15,820       70,399           500        16,459      15,305
   - Contract withdrawals                           (4,947)     (15,321)         (560)      (14,113)    (15,875)
   - Contract transfers                            (30,728)     (26,769)           --         6,306     (19,141)
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (19,855)      28,309           (60)        8,652     (19,711)
                                                 ---------     --------       -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (97,311)     (16,089)       (1,760)      (49,479)    (21,236)
                                                 ---------     --------       -------      --------    --------
NET ASSETS AT DECEMBER 31, 2008                    103,835       41,197         2,348       119,283      95,611
Changes From Operations:
   - Net investment income (loss)                    3,754           35           (84)          415       1,653
   - Net realized gain (loss) on investments        (2,882)     (13,266)         (130)          337          35
   - Net change in unrealized appreciation on
     investments                                    19,629       31,788         3,772        54,111       9,040
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  20,501       18,557         3,558        54,863      10,728
Changes From Unit Transactions:
   - Contract purchases                              3,047       18,883           500        56,082      31,072
   - Contract withdrawals                           (3,620)      (6,612)       (1,106)      (10,846)    (14,266)
   - Contract transfers                                567      (45,705)       22,509        (4,789)     26,096
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (6)     (33,434)       21,903        40,447      42,902
                                                 ---------     --------       -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             20,495      (14,877)       25,461        95,310      53,630
                                                 ---------     --------       -------      --------    --------
NET ASSETS AT DECEMBER 31, 2009                  $ 124,330     $ 26,320       $27,809      $214,593    $149,241
                                                 =========     ========       =======      ========    ========

                                                   AMERICAN    AMERICAN FUNDS                     AMERICAN
                                                 FUNDS GLOBAL   GLOBAL SMALL      AMERICAN         FUNDS
                                                    GROWTH     CAPITALIZATION       FUNDS      GROWTH-INCOME
                                                    CLASS 2        CLASS 2     GROWTH CLASS 2     CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ------------  --------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2008                      $  9,232      $ 172,519       $1,147,832      $ 625,169
Changes From Operations:
   - Net investment income (loss)                     1,158         (1,014)           2,091          7,399
   - Net realized gain (loss) on investments          2,299         15,263          129,508         38,009
   - Net change in unrealized appreciation or
     depreciation on investments                    (31,306)      (106,081)        (682,535)      (318,561)
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (27,849)       (91,832)        (550,936)      (273,153)
Changes From Unit Transactions:
   - Contract purchases                              20,025         23,108          193,716        131,658
   - Contract withdrawals                            (4,636)       (10,567)        (104,735)       (62,119)
   - Contract transfers                              68,282        (14,501)          45,188         60,909
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            83,671         (1,960)         134,169        130,448
                                                   --------      ---------       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              55,822        (93,792)        (416,767)      (142,705)
                                                   --------      ---------       ----------      ---------
NET ASSETS AT DECEMBER 31, 2008                      65,054         78,727          731,065        482,464
Changes From Operations:
   - Net investment income (loss)                       207           (471)             181          7,021
   - Net realized gain (loss) on investments        (10,021)        (7,178)         (43,410)       (19,400)
   - Net change in unrealized appreciation on
     investments                                     30,482         57,531          339,318        184,788
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   20,668         49,882          296,089        172,409
Changes From Unit Transactions:
   - Contract purchases                               8,668         31,221          234,747        217,954
   - Contract withdrawals                            (4,067)       (17,099)         (92,973)       (53,646)
   - Contract transfers                             (59,710)        (7,591)         (27,707)       (10,762)
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (55,109)         6,531          114,067        153,546
                                                   --------      ---------       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (34,441)        56,413          410,156        325,955
                                                   --------      ---------       ----------      ---------
NET ASSETS AT DECEMBER 31, 2009                    $ 30,613      $ 135,140       $1,141,221      $ 808,419
                                                   ========      =========       ==========      =========

                                                   AMERICAN                       DELAWARE     DELAWARE
                                                     FUNDS         BLACKROCK         VIP         VIP
                                                 INTERNATIONAL      GLOBAL       DIVERSIFIED   EMERGING
                                                    CLASS 2     ALLOCATION V.I.    INCOME      MARKETS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 813,698        $     --      $174,484    $ 439,481
Changes From Operations:
   - Net investment income (loss)                     12,347              --         5,434        2,787
   - Net realized gain (loss) on investments          96,748              --         1,735       64,764
   - Net change in unrealized appreciation or
     depreciation on investments                    (520,956)             --       (15,861)    (301,847)
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (411,861)             --        (8,692)    (234,296)
Changes From Unit Transactions:
   - Contract purchases                              133,568              --        26,611       56,763
   - Contract withdrawals                            (39,902)             --       (18,616)     (41,167)
   - Contract transfers                              137,004              --       (28,165)      24,839
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            230,670              --       (20,170)      40,435
                                                   ---------        --------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (181,191)             --       (28,862)    (193,861)
                                                   ---------        --------      --------    ---------
NET ASSETS AT DECEMBER 31, 2008                      632,507              --       145,622      245,620
Changes From Operations:
   - Net investment income (loss)                      7,034           1,122         8,811        1,657
   - Net realized gain (loss) on investments         (47,433)            123         2,839       (3,446)
   - Net change in unrealized appreciation on
     investments                                     309,267           5,905        25,089      185,990
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   268,868           7,150        36,739      184,201
Changes From Unit Transactions:
   - Contract purchases                              177,142          20,500        27,653       73,726
   - Contract withdrawals                            (42,654)         (3,573)      (21,660)     (36,160)
   - Contract transfers                             (138,366)         93,077       (34,805)     (35,805)
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (3,878)        110,004       (28,812)       1,761
                                                   ---------        --------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              264,990         117,154         7,927      185,962
                                                   ---------        --------      --------    ---------
NET ASSETS AT DECEMBER 31, 2009                    $ 897,497        $117,154      $153,549    $ 431,582
                                                   =========        ========      ========    =========

See accompanying notes.

                                                             DELAWARE VIP               DELAWARE
                                                  DELAWARE   LIMITED-TERM                  VIP
                                                    VIP      DIVERSIFIED    DELAWARE    SMALL CAP   DELAWARE
                                                 HIGH YIELD     INCOME      VIP REIT      VALUE    VIP TREND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 208,007     $    --     $ 410,052   $ 774,557   $ 231,499
Changes From Operations:
   - Net investment income (loss)                   14,932          --         5,986        (988)     (1,330)
   - Net realized gain (loss) on investments        (5,213)         --       107,220      35,177      36,912
   - Net change in unrealized appreciation or
     depreciation on investments                   (61,361)         --      (253,958)   (294,078)   (142,239)
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (51,642)         --      (140,752)   (259,889)   (106,657)
Changes From Unit Transactions:
   - Contract purchases                             54,130          --        75,249     109,564      18,384
   - Contract withdrawals                          (29,203)         --       (46,507)    (36,198)    (18,962)
   - Contract transfers                            (22,207)         --        (9,764)     (5,331)      8,045
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,720          --        18,978      68,035       7,467
                                                 ---------     -------     ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (48,922)         --      (121,774)   (191,854)    (99,190)
                                                 ---------     -------     ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                    159,085          --       288,278     582,703     132,309
Changes From Operations:
   - Net investment income (loss)                   12,369         520        10,711       1,137      (1,168)
   - Net realized gain (loss) on investments        (8,126)         32       (32,035)    (13,898)     (5,238)
   - Net change in unrealized appreciation on
     investments                                    63,338         825       104,769     198,266      77,935
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  67,581       1,377        83,445     185,505      71,529
Changes From Unit Transactions:
   - Contract purchases                             19,345       7,885        70,749      70,651      16,274
   - Contract withdrawals                          (16,430)     (2,028)      (24,739)    (38,941)     (8,319)
   - Contract transfers                            (48,906)     35,894           343      (9,788)     (3,124)
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (45,991)     41,751        46,353      21,922       4,831
                                                 ---------     -------     ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             21,590      43,128       129,798     207,427      76,360
                                                 ---------     -------     ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 180,675     $43,128     $ 418,076   $ 790,130   $ 208,669
                                                 =========     =======     =========   =========   =========

                                                                            DWS VIP     DWS VIP
                                                  DELAWARE                EQUITY 500   SMALL CAP
                                                     VIP       DELAWARE      INDEX       INDEX
                                                 U.S. GROWTH  VIP VALUE     CLASS A     CLASS A
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 92,351     $173,285   $ 552,857    $177,030
Changes From Operations:
   - Net investment income (loss)                     (557)       3,269       7,531       1,232
   - Net realized gain (loss) on investments         2,034      (20,433)        959      12,036
   - Net change in unrealized appreciation or
     depreciation on investments                   (41,207)     (40,519)   (215,107)    (73,318)
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (39,730)     (57,683)   (206,617)    (60,050)
Changes From Unit Transactions:
   - Contract purchases                                602       71,078      26,345      14,846
   - Contract withdrawals                           (2,201)     (20,528)    (34,240)    (13,228)
   - Contract transfers                              2,055      (67,676)     11,783       2,099
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              456      (17,126)      3,888       3,717
                                                  --------     --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (39,274)     (74,809)   (202,729)    (56,333)
                                                  --------     --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2008                     53,077       98,476     350,128     120,697
Changes From Operations:
   - Net investment income (loss)                     (695)       2,978       6,156       1,247
   - Net realized gain (loss) on investments          (257)     (21,134)    (41,609)      1,364
   - Net change in unrealized appreciation on
     investments                                    50,227       33,038      97,526      29,046
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  49,275       14,882      62,073      31,657
Changes From Unit Transactions:
   - Contract purchases                             38,449       18,268      26,483      15,616
   - Contract withdrawals                           (8,462)     (11,483)    (81,309)    (13,562)
   - Contract transfers                            148,922      (49,440)    (14,871)      1,203
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          178,909      (42,655)    (69,697)      3,257
                                                  --------     --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            228,184      (27,773)     (7,624)     34,914
                                                  --------     --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2009                   $281,261     $ 70,703   $ 342,504    $155,611
                                                  ========     ========   =========    ========

                                                                                                 FIDELITY VIP
                                                 FIDELITY VIP    FIDELITY VIP   FIDELITY VIP       GROWTH
                                                  CONTRAFUND    EQUITY-INCOME      GROWTH       OPPORTUNITIES
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 929,767       $143,805        $10,080        $ 60,986
Changes From Operations:
   - Net investment income (loss)                      1,996          2,369             29            (209)
   - Net realized gain (loss) on investments           3,789         (1,308)             7             (61)
   - Net change in unrealized appreciation or
     depreciation on investments                    (408,942)       (61,586)        (5,187)        (35,550)
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (403,157)       (60,525)        (5,151)        (35,820)
Changes From Unit Transactions:
   - Contract purchases                               66,446         10,444          1,941           6,551
   - Contract withdrawals                            (52,546)        (6,423)          (680)         (1,894)
   - Contract transfers                               13,172          5,446          1,122              --
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             27,072          9,467          2,383           4,657
                                                   ---------       --------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (376,085)       (51,058)        (2,768)        (31,163)
                                                   ---------       --------        -------        --------
NET ASSETS AT DECEMBER 31, 2008                      553,682         92,747          7,312          29,823
Changes From Operations:
   - Net investment income (loss)                      4,452          1,561            (16)           (155)
   - Net realized gain (loss) on investments         (25,378)        (3,361)          (144)           (473)
   - Net change in unrealized appreciation on
     investments                                     228,104         27,994          2,222          15,877
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   207,178         26,194          2,062          15,249
Changes From Unit Transactions:
   - Contract purchases                               50,474         10,440          1,510           6,553
   - Contract withdrawals                            (40,337)        (6,173)          (684)         (1,701)
   - Contract transfers                               36,564           (124)           496              --
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             46,701          4,143          1,322           4,852
                                                   ---------       --------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              253,879         30,337          3,384          20,101
                                                   ---------       --------        -------        --------
NET ASSETS AT DECEMBER 31, 2009                    $ 807,561       $123,084        $10,696        $ 49,924
                                                   =========       ========        =======        ========

See accompanying notes.

                                                                                                FTVIPT         FTVIPT
                                                  FIDELITY VIP  FIDELITY VIP   FIDELITY VIP    FRANKLIN       FRANKLIN
                                                  HIGH INCOME      MID CAP       OVERSEAS       INCOME      SMALL-MID CAP
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SECURITIES  GROWTH SECURITIES
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $157,279      $105,354        $166,816     $ 24,714        $ 45,075
Changes From Operations:
   - Net investment income (loss)                     11,421          (296)          2,472        2,739            (258)
   - Net realized gain (loss) on investments         (10,508)       13,684          17,460       (2,141)          4,145
   - Net change in unrealized appreciation or
     depreciation on investments                     (46,474)      (74,469)        (93,921)     (14,516)        (26,116)
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (45,561)      (61,081)        (73,989)     (13,918)        (22,229)
Changes From Unit Transactions:
   - Contract purchases                                7,760        48,289           7,182       22,110          11,740
   - Contract withdrawals                             (8,059)       (7,018)         (8,270)      (5,573)        (11,847)
   - Contract transfers                                 (780)       13,614           1,608        6,065          13,666
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (1,079)       54,885             520       22,602          13,559
                                                    --------      --------        --------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (46,640)       (6,196)        (73,469)       8,684          (8,670)
                                                    --------      --------        --------     --------        --------
NET ASSETS AT DECEMBER 31, 2008                      110,639        99,158          93,347       33,398          36,405
Changes From Operations:
   - Net investment income (loss)                      9,169           249           1,424        3,275            (271)
   - Net realized gain (loss) on investments          (2,797)       (1,070)           (876)      (6,759)         (2,306)
   - Net change in unrealized appreciation on
     investments                                      38,562        56,020          24,237       17,157          19,145
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    44,934        55,199          24,785       13,673          16,568
Changes From Unit Transactions:
   - Contract purchases                                  215        92,509           6,672       51,373           8,211
   - Contract withdrawals                            (12,419)      (11,881)         (3,617)      (6,762)         (5,188)
   - Contract transfers                                 (389)       21,413             696      (34,408)         (2,120)
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (12,593)      102,041           3,751       10,203             903
                                                    --------      --------        --------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               32,341       157,240          28,536       23,876          17,471
                                                    --------      --------        --------     --------        --------
NET ASSETS AT DECEMBER 31, 2009                     $142,980      $256,398        $121,883     $ 57,274        $ 53,876
                                                    ========      ========        ========     ========        ========

                                                   FTVIPT         FTVIPT           FTVIPT      FTVIPT
                                                   MUTUAL        TEMPLETON        TEMPLETON   TEMPLETON
                                                   SHARES         FOREIGN        GLOBAL BOND   GROWTH
                                                 SECURITIES  SECURITIES CLASS 2   SECURITIES  SECURITIES
                                                 SUBACCOUNT     SUBACCOUNT        SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $  3,430        $137,930         $ 24,870    $ 33,848
Changes From Operations:
   - Net investment income (loss)                      746           1,784              940         499
   - Net realized gain (loss) on investments           713          11,306              108         656
   - Net change in unrealized appreciation or
     depreciation on investments                   (10,721)        (69,802)             733     (17,916)
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,262)        (56,712)           1,781     (16,761)
Changes From Unit Transactions:
   - Contract purchases                              6,109             817            8,136      11,315
   - Contract withdrawals                           (1,596)         (4,953)          (3,513)     (3,167)
   - Contract transfers                             21,005           4,163           18,788       1,865
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           25,518              27           23,411      10,013
                                                  --------        --------         --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             16,256         (56,685)          25,192      (6,748)
                                                  --------        --------         --------    --------
NET ASSETS AT DECEMBER 31, 2008                     19,686          81,245           50,062      27,100
Changes From Operations:
   - Net investment income (loss)                      504           2,245            8,535         916
   - Net realized gain (loss) on investments        (4,471)          2,697              289      (2,215)
   - Net change in unrealized appreciation on
     investments                                    10,011          24,169            3,512      10,408
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   6,044          29,111           12,336       9,109
Changes From Unit Transactions:
   - Contract purchases                              8,486             818           21,350       7,175
   - Contract withdrawals                           (1,579)         (3,513)          (6,122)     (2,727)
   - Contract transfers                            (20,183)            934           38,226        (727)
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (13,276)         (1,761)          53,454       3,721
                                                  --------        --------         --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (7,232)         27,350           65,790      12,830
                                                  --------        --------         --------    --------
NET ASSETS AT DECEMBER 31, 2009                   $ 12,454        $108,595         $115,852    $ 39,930
                                                  ========        ========         ========    ========

                                                       FTVIPT                          JANUS           JANUS
                                                     TEMPLETON         JANUS       ASPEN SERIES    ASPEN SERIES
                                                 GROWTH SECURITIES  ASPEN SERIES     BALANCED       ENTERPRISE
                                                      CLASS 2         BALANCED    SERVICE SHARES  SERVICE SHARES
                                                     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                         $19,530         $287,768       $ 35,404        $ 74,751
Changes From Operations:
   - Net investment income (loss)                         155            4,665             18            (423)
   - Net realized gain (loss) on investments            1,028           25,351          5,787           5,449
   - Net change in unrealized appreciation or
     depreciation on investments                       (9,966)         (74,658)        (6,942)        (33,553)
                                                      -------         --------       --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (8,783)         (44,642)        (1,137)        (28,527)
Changes From Unit Transactions:
   - Contract purchases                                 2,721           11,927            275           1,030
   - Contract withdrawals                              (1,347)         (31,360)       (30,453)        (11,337)
   - Contract transfers                                   690           (4,521)          (316)         (3,958)
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               2,064          (23,954)       (30,494)        (14,265)
                                                      -------         --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (6,719)         (68,596)       (31,631)        (42,792)
                                                      -------         --------       --------        --------
NET ASSETS AT DECEMBER 31, 2008                        12,811          219,172          3,773          31,959
Changes From Operations:
   - Net investment income (loss)                         313            4,841            201            (253)
   - Net realized gain (loss) on investments             (487)           7,255            152          (2,054)
   - Net change in unrealized appreciation on
     investments                                        3,783           39,016          1,432          13,659
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,609           51,112          1,785          11,352
Changes From Unit Transactions:
   - Contract purchases                                   180           11,987            272             500
   - Contract withdrawals                              (1,123)          (9,265)          (409)        (10,746)
   - Contract transfers                                   315          (35,209)        12,795             269
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                (628)         (32,487)        12,658          (9,977)
                                                      -------         --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,981           18,625         14,443           1,375
                                                      -------         --------       --------        --------
NET ASSETS AT DECEMBER 31, 2009                       $15,792         $237,797       $ 18,216        $ 33,334
                                                      =======         ========       ========        ========

See accompanying notes.

                                                   JANUS ASPEN                  JANUS ASPEN        LVIP           LVIP
                                                  SERIES GLOBAL  JANUS ASPEN      SERIES       BARON GROWTH  COHEN & STEERS
                                                   TECHNOLOGY      SERIES        WORLDWIDE    OPPORTUNITIES      GLOBAL
                                                 SERVICE SHARES   WORLDWIDE   SERVICE SHARES  SERVICE CLASS    REAL ESTATE
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                        $13,070       $200,905       $ 29,108      $ 250,341        $    --
Changes From Operations:
   - Net investment income (loss)                        (77)           690             53         (1,490)            57
   - Net realized gain (loss) on investments               4          1,012            (52)        37,377            (40)
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,911)       (91,644)       (13,310)      (154,319)        (2,607)
                                                     -------       --------       --------      ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (5,984)       (89,942)       (13,309)      (118,432)        (2,590)
Changes From Unit Transactions:
   - Contract purchases                                1,044         11,721          1,263         22,367            584
   - Contract withdrawals                               (544)       (21,709)          (771)       (12,585)          (228)
   - Contract transfers                                   85          8,857             --          6,026          7,350
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                585         (1,131)           492         15,808          7,706
                                                     -------       --------       --------      ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (5,399)       (91,073)       (12,817)      (102,624)         5,116
                                                     -------       --------       --------      ---------        -------
NET ASSETS AT DECEMBER 31, 2008                        7,671        109,832         16,291        147,717          5,116
Changes From Operations:
   - Net investment income (loss)                        (87)           817             90         (1,266)           (32)
   - Net realized gain (loss) on investments             (26)        (7,020)          (250)        (5,180)           697
   - Net change in unrealized appreciation on
     investments                                       4,985         47,422          6,091         59,322          3,094
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     4,872         41,219          5,931         52,876          3,759
Changes From Unit Transactions:
   - Contract purchases                                1,043         12,479            830          2,300          2,861
   - Contract withdrawals                               (604)        (8,202)          (697)       (13,958)          (459)
   - Contract transfers                                  595        (15,879)            --           (296)        (8,041)
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,034        (11,602)           133        (11,954)        (5,639)
                                                     -------       --------       --------      ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                5,906         29,617          6,064         40,922         (1,880)
                                                     -------       --------       --------      ---------        -------
NET ASSETS AT DECEMBER 31, 2009                      $13,577       $139,449       $ 22,355      $ 188,639        $ 3,236
                                                     =======       ========       ========      =========        =======

                                                     LVIP                   LVIP DELAWARE     LVIP
                                                   COLUMBIA        LVIP      FOUNDATION     DELAWARE
                                                     VALUE       DELAWARE    AGGRESSIVE      GROWTH
                                                 OPPORTUNITIES     BOND      ALLOCATION    AND INCOME
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $     --     $ 831,329     $ 58,850     $ 49,174
Changes From Operations:
   - Net investment income (loss)                         58        28,967        1,385          448
   - Net realized gain (loss) on investments           8,277        (4,624)      (3,105)       4,347
   - Net change in unrealized appreciation or
     depreciation on investments                     (18,293)      (53,531)     (12,942)     (23,673)
                                                    --------     ---------     --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (9,958)      (29,188)     (14,662)     (18,878)
Changes From Unit Transactions:
   - Contract purchases                                6,541        79,101       33,241        1,203
   - Contract withdrawals                             (1,713)     (115,849)      (8,292)      (1,871)
   - Contract transfers                               29,393       (72,250)     (48,363)      10,078
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             34,221      (108,998      (23,414)       9,410
                                                    --------     ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               24,263      (138,186)     (38,076)      (9,468)
                                                    --------     ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                       24,263       693,143       20,774       39,706
Changes From Operations:
   - Net investment income (loss)                        (73)       24,202           (2)         291
   - Net realized gain (loss) on investments         (17,060)       (2,324)      (5,039)      (1,729)
   - Net change in unrealized appreciation on
     investments                                      18,293        92,022       10,280       11,840
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,160       113,900        5,239       10,402
Changes From Unit Transactions:
   - Contract purchases                                   --        61,276        4,827        4,000
   - Contract withdrawals                             (1,293)      (91,209)      (2,315)      (2,360)
   - Contract transfers                              (24,130)      (43,537)     (21,282)          16
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (25,423)      (73,470)     (18,770)       1,656
                                                    --------     ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (24,263)       40,430      (13,531)      12,058
                                                    --------     ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                     $     --     $ 733,573     $  7,243     $ 51,764
                                                    ========     =========     ========     ========

                                                    LVIP
                                                  DELAWARE    LVIP JANUS   LVIP MARSICO
                                                   SOCIAL      CAPITAL     INTERNATIONAL     LVIP
                                                  AWARENESS  APPRECIATION     GROWTH       MFS VALUE
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $13,273     $102,164       $    --      $  1,463
Changes From Operations:
   - Net investment income (loss)                       17          (92)           18           987
   - Net realized gain (loss) on investments           788        4,666            72         1,556
   - Net change in unrealized appreciation or
     depreciation on investments                    (5,780)     (39,120)       (1,104)      (32,396)
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (4,975)     (34,546)       (1,014)      (29,853)
Changes From Unit Transactions:
   - Contract purchases                              1,389          703         2,724        13,258
   - Contract withdrawals                             (668)     (21,302)         (502)       (5,761)
   - Contract transfers                                192       (1,376)           --       123,395
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              913      (21,975)        2,222       130,892
                                                   -------     --------       -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,062)     (56,521)        1,208       101,039
                                                   -------     --------       -------      --------
NET ASSETS AT DECEMBER 31, 2008                      9,211       45,643         1,208       102,502
Changes From Operations:
   - Net investment income (loss)                       (6)          48            17          (236)
   - Net realized gain (loss) on investments           486         (819)         (110)      (19,627)
   - Net change in unrealized appreciation on
     investments                                     2,568       17,920         1,363        31,061
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,048       17,149         1,270        11,198
Changes From Unit Transactions:
   - Contract purchases                              1,390        1,219         2,707         2,265
   - Contract withdrawals                             (726)      (4,974)         (439)       (4,942)
   - Contract transfers                                230        1,405            --       (93,163)
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              894       (2,350)        2,268       (95,840)
                                                   -------     --------       -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,942       14,799         3,538       (84,642)
                                                   -------     --------       -------      --------
NET ASSETS AT DECEMBER 31, 2009                    $13,153     $ 60,442       $ 4,746      $ 17,860
                                                   =======     ========       =======      ========

See accompanying notes.

                                                                  LVIP
                                                    LVIP        MONDRIAN                                LVIP SSGA
                                                  MID-CAP    INTERNATIONAL  LVIP MONEY  LVIP SSGA       DEVELOPED
                                                   VALUE         VALUE        MARKET    BOND INDEX  INTERNATIONAL 150
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $   --      $ 404,105    $ 414,885    $    --          $   --
Changes From Operations:
   - Net investment income (loss)                      --         13,003        5,213         --              --
   - Net realized gain (loss) on investments           18         24,200            2         --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     (207)      (175,214)          --         --              --
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (189)      (138,011)       5,215         --              --
Changes From Unit Transactions:
   - Contract purchases                                --         26,425      761,670         --              --
   - Contract withdrawals                             (68)       (16,830)     (76,231)        --              --
   - Contract transfers                               590        (27,776)    (767,297)        --              --
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             522        (18,181)     (81,858)        --              --
                                                   ------      ---------    ---------    -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               333       (156,192)     (76,643)        --              --
                                                   ------      ---------    ---------    -------          ------
NET ASSETS AT DECEMBER 31, 2008                       333        247,913      338,242         --              --
Changes From Operations:
   - Net investment income (loss)                       1          6,505       (1,753)     1,145             107
   - Net realized gain (loss) on investments           (9)        (4,986)           6         13               4
   - Net change in unrealized appreciation on
     investments                                      367         48,032           --        158             451
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    359         49,551       (1,747)     1,316             562
Changes From Unit Transactions:
   - Contract purchases                               600         20,480       39,170      3,530             617
   - Contract withdrawals                            (134)       (24,783)     (26,793)      (944)           (127)
   - Contract transfers                               (82)         1,921      144,553     80,632           8,881
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             384         (2,382)     156,930     83,218           9,371
                                                   ------      ---------    ---------    -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               743         47,169      155,183     84,534           9,933
                                                   ------      ---------    ---------    -------          ------
NET ASSETS AT DECEMBER 31, 2009                    $1,076      $ 295,082    $ 493,425    $84,534          $9,933
                                                   ======      =========    =========    =======          ======

                                                  LVIP SSGA     LVIP SSGA
                                                   EMERGING   INTERNATIONAL    LVIP SSGA      LVIP SSGA
                                                 MARKETS 100      INDEX      LARGE CAP 100  S&P 500 INDEX
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $   --        $    --        $    --       $ 10,354
Changes From Operations:
   - Net investment income (loss)                      --             --             --          5,751
   - Net realized gain (loss) on investments           --             --             --         (2,430)
   - Net change in unrealized appreciation or
     depreciation on investments                       --             --             --        (80,686)
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     --             --             --        (77,365)
Changes From Unit Transactions:
   - Contract purchases                                --             --             --        294,345
   - Contract withdrawals                              --             --             --        (47,452)
   - Contract transfers                                --             --             --             --
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              --             --             --        246,893
                                                   ------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --             --             --        169,528
                                                   ------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2008                        --             --             --        179,882
Changes From Operations:
   - Net investment income (loss)                      76            364            222          2,034
   - Net realized gain (loss) on investments           67             42            132        (53,582)
   - Net change in unrealized appreciation on
     investments                                    1,136          5,153          2,443         95,071
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,279          5,559          2,797         43,523
Changes From Unit Transactions:
   - Contract purchases                               530            617          1,412         96,756
   - Contract withdrawals                            (111)          (313)          (296)       (17,152)
   - Contract transfers                             6,952         27,495         18,673        (32,500)
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,371         27,799         19,789         47,104
                                                   ------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,650         33,358         22,586         90,627
                                                   ------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2009                    $8,650        $33,358        $22,586       $270,509
                                                   ======        =======        =======       ========

                                                                              LVIP
                                                                         T. ROWE PRICE
                                                  LVIP SSGA   LVIP SSGA    STRUCTURED   LVIP TURNER
                                                  SMALL-CAP   SMALL-MID     MID-CAP       MID-CAP
                                                    INDEX      CAP 200       GROWTH        GROWTH
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 6,908     $   --       $25,756       $ 1,480
Changes From Operations:
   - Net investment income (loss)                      104         --          (110)          (21)
   - Net realized gain (loss) on investments         1,456         --           (88)        1,184
   - Net change in unrealized appreciation or
     depreciation on investments                    (8,297)        --        (8,979)       (4,431)
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (6,737)        --        (9,177)       (3,268)
Changes From Unit Transactions:
   - Contract purchases                              9,451         --         6,840           639
   - Contract withdrawals                           (1,927)        --        (2,027)         (256)
   - Contract transfers                              6,651         --         1,790         6,104
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           14,175         --         6,603         6,487
                                                   -------     ------       -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,438         --        (2,574)        3,219
                                                   -------     ------       -------       -------
NET ASSETS AT DECEMBER 31, 2008                     14,346         --        23,182         4,699
Changes From Operations:
   - Net investment income (loss)                      104         66          (110)          (39)
   - Net realized gain (loss) on investments          (413)        19          (715)         (149)
   - Net change in unrealized appreciation on
     investments                                     7,912        642        11,555         2,969
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,603        727        10,730         2,781
Changes From Unit Transactions:
   - Contract purchases                             10,870        353         6,841         1,239
   - Contract withdrawals                           (1,810)       (73)       (2,337)         (328)
   - Contract transfers                             10,483      4,621         1,559           588
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           19,543      4,901         6,063         1,499
                                                   -------     ------       -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             27,146      5,628        16,793         4,280
                                                   -------     ------       -------       -------
NET ASSETS AT DECEMBER 31, 2009                    $41,492     $5,628       $39,975       $ 8,979
                                                   =======     ======       =======       =======

See accompanying notes.

                                                     LVIP                       LVIP         LVIP         LVIP
                                                 WELLS FARGO      LVIP        WILSHIRE     WILSHIRE     WILSHIRE
                                                  INTRINSIC   WILSHIRE 2030  AGGRESSIVE  CONSERVATIVE   MODERATE
                                                    VALUE        PROFILE      PROFILE      PROFILE      PROFILE
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 3,815      $     --      $ 29,550     $ 23,507     $112,004
Changes From Operations:
   - Net investment income (loss)                       93         1,580           (46)       1,417        2,522
   - Net realized gain (loss) on investments           650          (459)          604           65        2,138
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,633)      (63,063)      (15,785)     (16,727)     (47,851)
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,890)      (61,942)      (15,227)     (15,245)     (43,191)
Changes From Unit Transactions:
   - Contract purchases                                501            --         4,677        8,195       24,211
   - Contract withdrawals                             (279)       (2,146)       (2,034)      (3,628)      (5,658)
   - Contract transfers                              5,015       280,337         5,743       61,807       52,594
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,237       278,191         8,386       66,374       71,147
                                                   -------      --------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,347       216,249        (6,841)      51,129       27,956
                                                   -------      --------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                      6,162       216,249        22,709       74,636      139,960
Changes From Operations:
   - Net investment income (loss)                        4         2,629         1,491        4,025        5,054
   - Net realized gain (loss) on investments        (1,006)        1,043           528         (235)      (2,500)
   - Net change in unrealized appreciation on
     investments                                     2,299        53,875         4,651       17,713       37,789
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,297        57,547         6,670       21,503       40,343
Changes From Unit Transactions:
   - Contract purchases                                 10            --           500       21,807       31,167
   - Contract withdrawals                           (2,777)       (6,811)       (1,815)      (6,117)      (6,824)
   - Contract transfers                               (400)           --           315       21,541      (51,166)
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,167)       (6,811)       (1,000)      37,231      (26,823)
                                                   -------      --------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,870)       50,736         5,670       58,734       13,520
                                                   -------      --------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                    $ 4,292      $266,985      $ 28,379     $133,370     $153,480
                                                   =======      ========      ========     ========     ========

                                                    LVIP
                                                  WILSHIRE       M FUND        M FUND
                                                 MODERATELY     BRANDES       FRONTIER
                                                 AGGRESSIVE  INTERNATIONAL    CAPITAL      MFS VIT
                                                  PROFILE        EQUITY     APPRECIATION    GROWTH
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $   4,449     $ 26,419       $ 8,858     $ 231,289
Changes From Operations:
   - Net investment income (loss)                      588          802           (46)         (942)
   - Net realized gain (loss) on investments          (239)       2,042           215         4,086
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,928)     (16,423)       (3,998)      (72,100)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (7,579)     (13,579)       (3,829)      (68,956)
Changes From Unit Transactions:
   - Contract purchases                            226,245        9,000           670        19,942
   - Contract withdrawals                          (19,826)      (1,413)         (230)      (13,529)
   - Contract transfers                             41,819           --           159       (67,909)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          248,238        7,587           599       (61,496)
                                                 ---------     --------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            240,659       (5,992)       (3,230)     (130,452)
                                                 ---------     --------       -------     ---------
NET ASSETS AT DECEMBER 31, 2008                    245,108       20,427         5,628       100,837
Changes From Operations:
   - Net investment income (loss)                    5,224          400           (34)         (551)
   - Net realized gain (loss) on investments         1,926         (837)         (367)       (1,430)
   - Net change in unrealized appreciation on
     investments                                    21,341        5,282         2,869        39,584
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  28,491        4,845         2,468        37,603
Changes From Unit Transactions:
   - Contract purchases                             40,565           --            --         7,473
   - Contract withdrawals                         (192,584)        (978)         (219)       (5,177)
   - Contract transfers                             43,327           --          (442)       (3,103)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (108,692)        (978)         (661)         (807)
                                                 ---------     --------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (80,201)       3,867         1,807        36,796
                                                 ---------     --------       -------     ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 164,907     $ 24,294       $ 7,435     $ 137,633
                                                 =========     ========       =======     =========

                                                                             NB AMT
                                                    MFS VIT     MFS VIT      MID-CAP     NB AMT
                                                 TOTAL RETURN  UTILITIES     GROWTH     PARTNERS
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $165,317     $ 521,068   $ 770,212   $ 88,389
Changes From Operations:
   - Net investment income (loss)                     2,866         4,377      (4,593)      (168)
   - Net realized gain (loss) on investments          7,130        79,499      61,926     12,200
   - Net change in unrealized appreciation or
     depreciation on investments                    (48,379)     (324,505)   (421,677)   (61,150)
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (38,383)     (240,629)   (364,344)   (49,118)
Changes From Unit Transactions:
   - Contract purchases                              43,782       148,215      66,882      7,816
   - Contract withdrawals                           (45,635)      (38,726)    (35,259)    (4,292)
   - Contract transfers                              38,794        24,461      (1,133)     2,454
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            36,941       133,950      30,490      5,978
                                                   --------     ---------   ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,442)     (106,679)   (333,854    (43,140)
                                                   --------     ---------   ---------   --------
NET ASSETS AT DECEMBER 31, 2008                     163,875       414,389     436,358     45,249
Changes From Operations:
   - Net investment income (loss)                     4,885        19,012      (3,599)       987
   - Net realized gain (loss) on investments         (6,358)       (9,117)     (4,638)     2,559
   - Net change in unrealized appreciation on
     investments                                     29,156       154,097     137,071     20,251
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   27,683       163,992     128,834     23,797
Changes From Unit Transactions:
   - Contract purchases                              47,970       134,238      22,263         --
   - Contract withdrawals                           (18,674)      (37,247)    (33,941)    (3,710)
   - Contract transfers                             (17,892)       35,310     (25,876)      (113)
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            11,404       132,301     (37,554)    (3,823)
                                                   --------     ---------   ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              39,087       296,293      91,280     19,974
                                                   --------     ---------   ---------   --------
NET ASSETS AT DECEMBER 31, 2009                    $202,962     $ 710,682   $ 527,638   $ 65,223
                                                   ========     =========   =========   ========

See accompanying notes.

                                                               PIMCO VIT
                                                               COMMODITY      PUTNAM VT   PUTNAM VT
                                                              REAL RETURN      GLOBAL      GROWTH &
                                                   NB AMT    ADMINISTRATIVE  HEALTH CARE    INCOME
                                                   REGENCY       CLASS        CLASS IB     CLASS IB
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 50,175       $    --        $3,116      $15,665
Changes From Operations:
   - Net investment income (loss)                      273            --           (22)         169
   - Net realized gain (loss) on investments          (549)           --            (9)       2,193
   - Net change in unrealized appreciation or
     depreciation on investments                   (22,336)           --          (498)      (8,440)
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (22,612)           --          (529)      (6,078)
Changes From Unit Transactions:
   - Contract purchases                              4,233            --           300           --
   - Contract withdrawals                           (2,744)           --          (317)        (251)
   - Contract transfers                              3,069            --          (449)          --
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,558            --          (466)        (251)
                                                  --------       -------        ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (18,054)           --          (995)      (6,329)
                                                  --------       -------        ------      -------
NET ASSETS AT DECEMBER 31, 2008                     32,121            --         2,121        9,336
Changes From Operations:
   - Net investment income (loss)                      400         1,394           (17)         186
   - Net realized gain (loss) on investments        (3,615)        2,867           166         (223)
   - Net change in unrealized appreciation on
     investments                                    16,933           748           335        2,679
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  13,718         5,009           484        2,642
Changes From Unit Transactions:
   - Contract purchases                              2,139         6,308            --           --
   - Contract withdrawals                          (10,057)       (1,129)         (262)        (218)
   - Contract transfers                             (2,178)       28,630            74           --
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (10,096)       33,809          (188)        (218)
                                                  --------       -------        ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,622        38,818           296        2,424
                                                  --------       -------        ------      -------
NET ASSETS AT DECEMBER 31, 2009                   $ 35,743       $38,818        $2,417      $11,760
                                                  ========       =======        ======      =======

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of LNY. The Variable Account consists of eight products which are listed below.

   -  Lincoln SVUL
   -  Lincoln SVUL-II
   -  Lincoln SVUL-III
   -  Lincoln SVUL-IV
   -  Lincoln SVUL(ONE)
   -  Lincoln SVUL(ONE) 2007
   -  Lincoln Momentum SVUL(ONE)
   -  Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by LNY. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of LNY.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-nine mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund (Class I)

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series (Standard Class)
   Delaware VIP Emerging Markets Series (Standard Class)
   Delaware VIP High Yield Series (Standard Class)
   Delaware VIP Limited-Term Diversified Income Series (Standard Class) Delaware VIP REIT Series (Standard Class)
   Delaware VIP Small Cap Value Series (Standard Class)
   Delaware VIP Trend Series (Standard Class)
   Delaware VIP U.S. Growth Series (Standard Class)
   Delaware VIP Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Fund (Class A)**
   DWS VIP Equity 500 Index Fund (Class A)
   DWS VIP Small Cap Index Fund (Class A)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund (Class 1)
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 2)
   FTVIPT Templeton Global Bond Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Enterprise Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares)

   Janus Aspen Series Worldwide Portfolio
   Janus Aspen Series Worldwide Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Fund**
   LVIP Cohen & Steers Global Real Estate Fund
   LVIP Columbia Value Opportunities Fund**
   LVIP Delaware Bond Fund
   LVIP Delaware Foundation Aggressive Allocation Fund
   LVIP Delaware Growth and Income Fund
   LVIP Delaware Social Awareness Fund
   LVIP Delaware Special Opportunities Fund**
   LVIP Global Income Fund**
   LVIP Janus Capital Appreciation Fund
   LVIP Marsico International Growth Fund
   LVIP MFS Value Fund
   LVIP Mid-Cap Value Fund
   LVIP Mondrian International Value Fund
   LVIP Money Market Fund
   LVIP SSgA Bond Index Fund
   LVIP SSgA Developed International 150 Fund
   LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA International Index Fund
   LVIP SSgA Large Cap 100 Fund LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP SSgA Small-Mid Cap 200 Fund
   LVIP T. Rowe Price Growth Stock Fund**
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund
   LVIP Templeton Growth Fund**
   LVIP Turner Mid-Cap Growth Fund
   LVIP Wells Fargo Intrinsic Value Fund
   LVIP Wilshire 2010 Profile Fund**
   LVIP Wilshire 2020 Profile Fund**
   LVIP Wilshire 2030 Profile Fund
   LVIP Wilshire 2040 Profile Fund**
   LVIP Wilshire Aggressive Profile Fund
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund
   LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund**
   M Fund Frontier Capital Appreciation Fund
   M Fund M Large Cap Growth Fund **

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Capital Opportunities Series (Initial Class)**
   MFS VIT Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Fund (Administrative Class)

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund (Class IB)
   Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of LNY.

**   Available funds with no money invested at December 31, 2009.

As of December 31, 2009, Delaware VIP Trust was an affiliate of LNY. On January 4, 2010, Lincoln National Corporation (the parent of LNY) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the eight policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%

-    Lincoln SVUL-II - annual rate of .80%

- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter

- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln Momentum SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load of 7% in policy years 1-20 and 4% in policy years 21 and beyond for Lincoln SVULONE and Lincoln Momentum SVULONE, and 8% during the first year, 5% thereafter (4% thereafter for Lincoln SVUL IV) for all other products of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. The premium loads for the years ended December 31, 2009 and 2008, amounted to $103,434 and $203,565, respectively.

LNY charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2009 and 2008, amounted to $504,294 and $490,609, respectively.

LNY assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $213,046 and $207,468, respectively.

Under certain circumstances, LNY reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2009 and 2008, no transfer fees were deducted from the variable subaccounts.

LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln PreservationEdge SVUL, and Lincoln Momentum SVUL(ONE) products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2009 and 2008, $16,530 and $39,606 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2009                 0.80%    0.80%     $ 5.39    $ 9.78       58,719  $  317,299      20.11%     20.11%       0.64%
            2008                 0.80%    0.80%       4.49      8.14       59,761     268,728     -42.95%    -42.95%       0.00%
            2007                 0.80%    0.80%       7.86     14.27       61,785     486,519      11.08%     11.12%       0.00%
            2006       4/26/06   0.80%    0.80%       7.08     12.84       68,327     483,976      -1.71%     -1.69%       0.05%
AIM V.I. CORE EQUITY
            2009                 0.80%    0.80%       9.07      9.07       34,592     313,760      27.28%     27.28%       1.87%
            2008                 0.80%    0.80%       7.13      7.13       36,141     257,560     -30.70%    -30.70%       2.34%
            2007                 0.80%    0.80%      10.28     10.28       38,959     400,622       7.26%      7.26%       1.12%
            2006       4/28/06   0.80%    0.80%       9.59      9.59       40,734     390,538       8.58%      8.58%       0.51%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH
            2009                 0.80%    0.80%     $13.73    $22.05        7,356  $  104,967      34.16%     34.17%       1.58%
            2008                 0.80%    0.80%      10.23     16.44        7,221      76,440     -40.87%    -40.86%       0.56%
            2007                 0.80%    0.80%      17.30     21.87        7,152     127,756      13.81%     13.81%       0.45%
            2006                 0.80%    0.80%      15.20     19.22        6,093      95,184      27.21%     27.24%       1.03%
            2005                 0.80%    0.80%      11.95     15.11        6,534      78,372      16.99%     17.17%       0.70%
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2009                 0.60%    0.80%      11.68     15.59       10,394     122,083      52.26%     52.57%       0.00%
            2008                 0.60%    0.80%       7.67     10.24       10,909      84,213     -47.79%    -47.68%       0.00%
            2007                 0.60%    0.80%      14.69     19.61       10,434     154,015      19.24%     19.48%       0.00%
            2006                 0.60%    0.80%      12.32     16.44       10,520     130,196       7.77%      7.77%       0.00%
            2005                 0.80%    0.80%      11.43     15.26        9,780     111,886       3.04%      3.04%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2009                 0.50%    0.80%       8.38     13.30       11,892     124,330      19.85%     20.22%       4.22%
            2008                 0.50%    0.80%       6.97     11.09       11,896     103,835     -41.08%    -40.90%       2.17%
            2007                 0.50%    0.80%      14.06     18.83       13,574     201,146       4.27%      4.49%       1.46%
            2006                 0.60%    0.80%      14.76     18.06       11,416     167,079      16.35%     16.35%       1.37%
            2005                 0.80%    0.80%      12.21     15.52       11,223     142,116       4.03%      4.03%       1.47%
ABVPSF INTERNATIONAL VALUE CLASS A
            2009                 0.50%    0.60%       7.83      7.85        3,361      26,320      33.87%     34.01%       0.67%
            2008                 0.50%    0.60%       5.85      5.85        7,047      41,197     -53.46%    -53.46%       1.10%
            2007                 0.60%    0.80%      12.56     12.56        4,560      57,286       5.21%      5.21%       0.29%
            2006      11/17/06   0.60%    0.60%      11.94     11.94          411       4,913       6.50%      6.50%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2009                 0.80%    0.80%      10.29     10.29        2,463      27,809      36.42%     36.42%       0.04%
            2008                 0.80%    0.80%       7.54      7.54          311       2,348     -40.14%    -40.14%       0.00%
            2007       1/26/07   0.80%    0.80%      12.60     12.60          326       4,108      12.84%     12.84%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2009                 0.50%    0.80%       9.74     19.28       16,844     214,593      41.72%     42.14%       1.01%
            2008                 0.50%    0.80%       6.85     13.60       11,510     119,283     -36.09%    -35.90%       0.74%
            2007                 0.50%    0.80%      10.69     21.28       10,344     168,762       0.89%      1.20%       0.86%
            2006                 0.50%    0.80%      13.86     20.81        9,575     160,901      13.51%     13.73%       0.38%
            2005                 0.60%    0.80%      14.99     18.33        3,753      56,106       6.06%      6.09%       0.73%
AMERICAN CENTURY VP INFLATION PROTECTION
            2009                 0.50%    0.80%      12.09     12.73       11,992     149,241       9.58%      9.90%       2.05%
            2008                 0.50%    0.80%      11.00     11.61        8,420      95,611      -2.07%     -1.77%       5.02%
            2007                 0.50%    0.80%      11.20     11.86       10,099     116,847       8.80%      9.13%       4.83%
            2006                 0.50%    0.80%      10.64     10.64        7,154      76,021       1.28%      1.28%       3.41%
            2005                 0.60%    0.60%      10.51     10.51        2,683      28,189       1.20%      1.20%       5.12%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.50%    0.80%      11.09     15.37        2,163      30,613      41.17%     41.58%       0.96%
            2008                 0.50%    0.80%       7.83     10.89        6,763      65,054     -38.88%    -38.70%       3.00%
            2007                 0.50%    0.80%      12.78     17.81          617       9,232      13.93%     14.43%       3.13%
            2006                 0.50%    0.80%      15.42     15.63          305       3,854      19.47%     19.76%       0.59%
            2005                 0.60%    0.80%      13.09     13.09           71         928      13.17%     13.17%       0.90%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2009                 0.50%    0.80%       9.72     25.47        9,250     135,140      60.00%     60.50%       0.29%
            2008                 0.50%    0.80%       8.34     15.92        7,304      78,727     -53.89%    -53.80%       0.00%
            2007                 0.60%    0.80%      18.10     34.52        7,350     172,519      20.46%     20.70%       2.93%
            2006                 0.60%    0.80%      15.02     28.66        6,972     134,558      23.06%     23.31%       0.47%
            2005                 0.60%    0.80%      12.21     23.29        2,400      39,220      24.33%     24.35%       0.97%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.50%    0.80%       9.11     16.79      103,322   1,141,221      38.30%     38.72%       0.70%
            2008                 0.50%    0.80%       6.57     12.14       89,300     731,065     -44.42%    -44.25%       0.92%
            2007                 0.50%    0.80%      11.78     21.84       78,268   1,147,832      11.45%     11.79%       0.81%
            2006                 0.50%    0.80%      10.67     19.59       66,710     874,028       9.34%      9.56%       0.87%
            2005                 0.60%    0.80%       9.76     17.92       55,728     648,964      15.27%     15.50%       0.73%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.50%    0.80%     $ 9.29    $14.82       75,249  $  808,419      30.19%     30.59%       1.80%
            2008                 0.50%    0.80%       7.11     11.39       55,847     482,464     -38.34%    -38.16%       1.94%
            2007                 0.50%    0.80%      11.50     18.47       43,924     625,169       4.21%      4.52%       1.68%
            2006                 0.50%    0.80%      13.20     17.72       31,964     447,512      14.28%     14.51%       1.78%
            2005                 0.60%    0.80%      11.52     15.51       21,808     282,826       4.99%      5.21%       1.31%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.50%    0.80%      10.83     22.86       58,787     897,497      41.93%     42.36%       1.58%
            2008                 0.50%    0.80%       7.61     16.11       55,813     632,507     -42.59%    -42.41%       2.29%
            2007                 0.50%    0.80%      13.21     28.05       41,071     813,698      19.07%     19.42%       1.84%
            2006                 0.50%    0.80%      16.67     23.56       21,291     369,271      18.03%     18.27%       2.21%
            2005                 0.60%    0.80%      14.09     19.96        8,141     140,624      20.54%     20.78%       1.65%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009       8/27/09   0.60%    0.80%      11.65     11.67       10,045     117,154       6.22%      8.06%       1.34%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.50%    0.80%      13.71     14.83       10,598     153,549      25.95%     26.33%       6.34%
            2008                 0.50%    0.80%      10.85     11.77       12,582     145,622      -5.30%     -5.02%       4.00%
            2007                 0.50%    0.80%      11.43     12.43       14,259     174,484       6.77%      7.10%       2.89%
            2006                 0.50%    0.80%      11.44     11.64        8,163      93,195       7.06%      7.27%       1.18%
            2005       2/14/05   0.60%    0.80%      10.66     10.87        3,515      37,990      -1.17%     -0.55%       0.21%
DELAWARE VIP EMERGING MARKETS
            2009                 0.50%    0.80%      13.53     42.76       19,096     431,582      76.70%     77.23%       1.23%
            2008                 0.50%    0.80%       7.63     24.20       17,350     245,620     -51.94%    -51.80%       1.54%
            2007                 0.50%    0.80%      15.83     50.36       13,622     439,481      37.75%     38.17%       1.57%
            2006                 0.50%    0.80%      20.48     36.56       14,575     355,248      26.12%     26.37%       1.08%
            2005                 0.60%    0.80%      16.21     28.99        7,911     183,496      26.47%     26.72%       0.23%
DELAWARE VIP HIGH YIELD
            2009                 0.50%    0.80%      12.40     18.88       11,318     180,675      47.79%     48.23%       7.88%
            2008                 0.50%    0.80%       8.36     12.78       14,796     159,085     -24.78%    -24.55%       8.43%
            2007                 0.50%    0.80%      11.08     16.98       14,257     208,007       1.97%      2.28%       6.22%
            2006                 0.50%    0.80%      12.57     16.66       12,885     189,120      11.55%     11.78%       6.01%
            2005                 0.60%    0.80%      11.25     14.93       10,117     139,007       2.76%      2.96%       6.09%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
            2009       2/12/09   0.60%    0.80%      11.81     12.10        3,584      43,128       2.22%      9.69%       3.13%
DELAWARE VIP REIT
            2009                 0.50%    0.80%       8.09     24.72       30,939     418,076      22.33%     22.70%       4.13%
            2008                 0.50%    0.80%       6.59     20.21       25,322     288,278     -35.58%    -35.39%       2.28%
            2007                 0.50%    0.80%      10.20     31.37       22,296     410,052     -14.63%    -14.37%       1.21%
            2006                 0.50%    0.80%      17.24     36.75       16,869     392,298      31.57%     31.83%       1.81%
            2005                 0.60%    0.80%      13.08     27.93       13,379     281,417       6.32%      6.52%       1.62%
DELAWARE VIP SMALL CAP VALUE
            2009                 0.50%    0.80%       8.85     23.10       46,925     790,130      30.78%     31.20%       0.93%
            2008                 0.50%    0.80%       6.74     17.67       44,319     582,703     -30.44%    -30.23%       0.63%
            2007                 0.50%    0.80%       9.66     25.39       39,881     774,557      -7.37%     -7.10%       0.48%
            2006                 0.50%    0.80%      14.99     27.41       35,931     781,131      15.26%     15.49%       0.24%
            2005                 0.60%    0.80%      15.72     23.78       33,482     661,578       8.55%      8.55%       0.35%
DELAWARE VIP TREND
            2009                 0.50%    0.80%       8.67     15.77       17,152     208,669      53.49%     53.95%       0.00%
            2008                 0.50%    0.80%       5.63     10.28       16,800     132,309     -47.16%    -47.00%       0.00%
            2007                 0.50%    0.80%      10.63     19.45       15,316     231,499       9.87%     10.20%       0.00%
            2006                 0.50%    0.80%      12.88     17.70       13,556     195,607       6.73%      6.95%       0.00%
            2005                 0.60%    0.80%      12.04     16.58       14,091     190,906       5.01%      5.22%       0.00%
DELAWARE VIP U.S. GROWTH
            2009                 0.60%    0.80%      10.21     13.25       25,064     281,261      42.15%     42.44%       0.12%
            2008                 0.60%    0.80%       7.19      9.32        7,155      53,077     -43.12%    -43.00%       0.04%
            2007                 0.60%    0.80%      12.63     16.38        7,114      92,351      11.66%     11.89%       0.00%
            2006                 0.60%    0.80%      11.31     14.67        7,215      83,707       1.50%      1.70%       0.00%
            2005                 0.60%    0.80%      11.14     14.46        4,988      58,895      13.73%     13.96%       0.62%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE
            2009                 0.50%    0.80%     $ 8.72    $14.54        6,666  $   70,703      17.02%     17.38%       3.92%
            2008                 0.50%    0.80%       7.43     12.43       10,714      98,476     -33.96%    -33.76%       2.98%
            2007                 0.50%    0.80%      11.21     18.82       12,021     173,285      -3.50%     -3.21%       0.84%
            2006                 0.50%    0.80%      14.52     19.50        3,523      52,684      23.11%     23.36%       1.44%
            2005                 0.60%    0.80%      15.84     15.84        1,794      25,931       5.18%      5.18%       1.68%
DWS VIP EAFE EQUITY INDEX CLASS A
            2005                 0.00%    0.00%         --        --           --          --       0.00%      0.00%       2.82%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.50%    0.80%       9.08     13.99       32,303     342,504      25.32%     25.69%       2.77%
            2008                 0.50%    0.80%       7.22     11.16       42,359     350,128     -37.65%    -37.47%       2.41%
            2007                 0.50%    0.80%      11.55     17.90       41,752     552,857       4.46%      4.77%       1.50%
            2006                 0.50%    0.80%      11.69     17.14       41,985     526,729      14.60%     14.83%       1.15%
            2005                 0.60%    0.80%      10.20     14.95       41,168     444,860       3.84%      4.05%       1.59%
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.50%    0.80%       8.36     17.18       12,064     155,611      25.56%     25.94%       1.72%
            2008                 0.50%    0.80%       6.64     13.68       11,493     120,697     -34.65%    -34.45%       1.57%
            2007                 0.50%    0.80%      10.13     20.94       10,775     177,030      -2.68%     -2.39%       0.85%
            2006                 0.50%    0.80%      16.60     21.52        9,446     162,843      16.55%     16.56%       0.62%
            2005                 0.80%    0.80%      14.25     18.46        7,804     121,559       3.39%      3.43%       0.66%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.50%    0.80%       9.53     17.43       58,516     807,561      34.58%     34.99%       1.37%
            2008                 0.50%    0.80%       7.06     12.95       54,181     553,682     -43.07%    -42.90%       0.95%
            2007                 0.50%    0.80%      12.36     22.75       51,668     929,767      16.57%     16.92%       1.05%
            2006                 0.50%    0.80%      14.60     19.51       35,564     565,464      10.70%     10.92%       1.27%
            2005                 0.60%    0.80%      14.72     17.63       26,450     396,351      15.92%     15.92%       0.15%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2009                 0.80%    0.80%      11.09     13.82       11,033     123,084      28.99%     29.00%       2.38%
            2008                 0.80%    0.80%       8.60     10.71       10,739      92,747     -43.16%    -43.16%       2.84%
            2007                 0.80%    0.80%      15.13     15.13        9,467     143,805       0.61%      0.61%       1.80%
            2006                 0.80%    0.80%      15.03     15.03        9,084     136,565      19.12%     19.12%       3.25%
            2005                 0.80%    0.80%      12.62     12.62        8,972     113,229       4.92%      4.92%       1.55%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.50%    0.80%       6.01     10.08        1,256      10,696      27.00%     27.51%       0.40%
            2008                 0.50%    0.80%       4.73      7.93        1,106       7,312     -47.66%    -47.50%       0.94%
            2007                 0.50%    0.80%       9.05     15.15          822      10,080      25.81%     26.19%       0.77%
            2006                 0.50%    0.80%       7.19     15.48          928       9,625       5.83%      5.90%       0.39%
            2005                 0.80%    0.80%       6.79     14.62        1,794      13,304       4.78%      4.89%       0.39%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.80%    0.80%       7.12      7.12        7,007      49,924      44.56%     44.56%       0.41%
            2008                 0.80%    0.80%       4.93      4.93        6,051      29,823     -55.42%    -55.42%       0.37%
            2007                 0.80%    0.80%      11.06     11.06        5,516      60,986      22.06%     22.06%       0.00%
            2006                 0.80%    0.80%       9.06      9.06        5,178      46,900       4.46%      4.46%       0.55%
            2005                 0.80%    0.80%       8.67      8.67        4,677      40,555       7.99%      7.99%       0.76%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2009                 0.80%    0.80%      12.00     12.00       11,910     142,980      42.63%     42.63%       7.93%
            2008                 0.80%    0.80%       8.42      8.42       13,145     110,639     -25.66%    -25.66%      10.06%
            2007                 0.80%    0.80%      11.32     11.32       13,891     157,279       1.84%      1.84%       8.19%
            2006                 0.80%    0.80%      11.12     11.12       14,197     157,832      10.29%     10.29%       7.76%
            2005                 0.80%    0.80%      10.08     10.08       14,569     146,866       1.71%      1.71%      14.84%
FIDELITY VIP MID CAP SERVICE CLASS
            2009                 0.60%    0.80%      10.08     13.10       21,300     256,398      38.90%     39.18%       0.76%
            2008                 0.60%    0.80%       7.25      9.41       10,610      99,158     -39.99%    -39.87%       0.36%
            2007                 0.60%    0.80%      15.65     15.65        6,809     105,354      14.80%     14.80%       0.65%
            2006       7/14/06   0.60%    0.60%      13.63     13.63        3,573      48,720       9.16%      9.16%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2009                 0.60%    0.80%      13.34     18.42        8,846     121,883      25.43%     25.68%       2.18%
            2008                 0.60%    0.80%      10.62     14.69        8,490      93,347     -44.31%    -44.20%       2.64%
            2007                 0.60%    0.80%      19.03     26.37        8,452     166,816      16.27%     16.51%       3.17%
            2006                 0.60%    0.80%      16.33     22.68        8,180     139,172      16.99%     17.24%       0.76%
            2005                 0.60%    0.80%      14.51     19.39        8,078     117,538      18.02%     18.03%       0.56%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES
            2009                 0.60%    0.60%     $11.08    $11.08        5,940  $   57,274      35.07%     35.07%       8.35%
            2008                 0.50%    0.60%       8.20      8.20        4,068      33,398     -29.83%    -29.83%       6.81%
            2007                 0.60%    0.80%      11.69     11.69        2,115      24,714       3.39%      3.39%       3.27%
            2006      11/17/06   0.60%    0.60%      11.30     11.30          827       9,346       1.89%      1.89%       0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2009                 0.50%    0.80%       9.08     16.02        4,746      53,876      42.76%     43.23%       0.00%
            2008                 0.50%    0.80%       6.34     11.22        4,603      36,405     -42.81%    -42.63%       0.00%
            2007                 0.50%    0.80%      11.05     19.62        3,216      45,075      10.56%     10.97%       0.00%
            2006                 0.50%    0.80%      12.77     17.74        2,542      32,661       8.07%      8.30%       0.00%
            2005                 0.60%    0.80%      12.61     16.42        1,091      13,578       4.23%      4.26%       0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2009                 0.50%    0.60%       9.22      9.25        1,350      12,454      25.59%     25.74%       2.94%
            2008                 0.50%    0.60%       7.34      7.34        2,676      19,686     -37.31%    -37.31%       3.74%
            2007        6/4/07   0.60%    0.60%      11.71     11.71          293       3,430      -6.70%     -6.70%       1.67%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.80%    0.80%      14.16     14.16        7,670     108,595      35.95%     35.95%       3.26%
            2008                 0.80%    0.80%      10.41     10.41        7,802      81,245     -40.85%    -40.85%       2.39%
            2007                 0.80%    0.80%      17.61     17.61        7,834     137,930      14.54%     14.54%       1.96%
            2006                 0.80%    0.80%      15.37     15.37        7,760     119,288      20.48%     20.48%       1.27%
            2005                 0.80%    0.80%      12.76     12.76        8,922     113,834       9.29%      9.29%       1.13%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
            2009                 0.60%    0.80%      14.52     15.48        7,562     115,852      18.03%     18.27%      12.31%
            2008                 0.60%    0.80%      12.30     13.09        3,865      50,062       5.61%      5.83%       2.95%
            2007                 0.60%    0.80%      12.37     12.37        2,051      24,870      10.67%     10.67%       3.24%
            2006       7/10/06   0.60%    0.60%      11.18     11.18          869       9,713       6.20%      6.20%       0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2009                 0.50%    0.80%       8.79     15.72        4,013      39,930      30.27%     30.68%       3.52%
            2008                 0.50%    0.80%       6.73     12.07        3,611      27,100     -42.60%    -42.42%       2.14%
            2007                 0.50%    0.80%      11.68     21.02        2,517      33,848       1.71%      2.04%       1.54%
            2006                 0.50%    0.80%      15.77     20.67          731      11,609      21.23%     21.25%       1.42%
            2005                 0.80%    0.80%      13.01     17.04          553       7,754       8.18%      8.20%       1.23%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2009                 0.80%    0.80%      15.02     15.02        1,052      15,792      30.06%     30.06%       3.16%
            2008                 0.80%    0.80%      11.55     11.55        1,109      12,811     -42.78%    -42.78%       1.75%
            2007                 0.80%    0.80%      20.18     20.18          968      19,530       1.53%      1.53%       1.29%
            2006                 0.80%    0.80%      19.88     19.88        1,184      23,526      20.84%     20.84%       1.23%
            2005                 0.80%    0.80%      16.45     16.45        1,000      16,451       8.00%      8.00%       1.11%
JANUS ASPEN SERIES BALANCED
            2009                 0.80%    0.80%      16.36     16.36       14,537     237,797      24.88%     24.88%       2.94%
            2008                 0.80%    0.80%      13.10     13.10       16,732     219,172     -16.51%    -16.51%       2.64%
            2007                 0.80%    0.80%      15.69     15.69       18,343     287,768       9.66%      9.66%       2.58%
            2006                 0.80%    0.80%      14.31     14.31       17,144     245,280       9.84%      9.84%       2.18%
            2005                 0.80%    0.80%      13.03     13.03       17,879     232,888       7.09%      7.09%       2.33%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2009                 0.80%    0.80%      15.12     15.12        1,205      18,216      24.59%     24.59%       3.11%
            2008                 0.80%    0.80%      12.13     12.13          311       3,773     -16.68%    -16.68%       0.93%
            2007                 0.60%    0.80%      13.93     14.63        2,442      35,404       9.41%      9.63%       2.27%
            2006                 0.60%    0.80%      12.71     13.37        2,352      31,097       9.54%      9.74%       1.20%
            2005                 0.60%    0.80%      12.15     12.21        7,492      90,996       6.80%      6.80%       1.97%
JANUS ASPEN SERIES ENTERPRISE SERVICE SHARES
            2009                 0.80%    0.80%      16.26     19.69        2,027      33,334      43.29%     43.31%       0.00%
            2008                 0.80%    0.80%      11.35     13.74        2,799      31,959     -44.30%    -44.30%       0.06%
            2007                 0.60%    0.80%      20.37     24.67        3,679      74,751      20.75%     20.77%       0.07%
            2006                 0.80%    0.80%      16.87     20.43        3,449      58,404      12.40%     12.43%       0.00%
            2005                 0.80%    0.80%      15.01     18.17        2,831      42,667      11.12%     11.13%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2009                 0.80%    0.80%     $ 4.40    $ 4.40        3,084  $   13,577      55.65%     55.65%       0.00%
            2008                 0.80%    0.80%       2.83      2.83        2,712       7,671     -44.42%    -44.42%       0.09%
            2007                 0.80%    0.80%       5.09      5.09        2,568      13,070      20.73%     20.73%       0.35%
            2006                 0.80%    0.80%       4.22      4.22        2,443      10,298       6.97%      6.97%       0.00%
            2005                 0.80%    0.80%       3.94      3.94        2,930      11,546      10.66%     10.66%       0.00%
JANUS ASPEN SERIES WORLDWIDE
            2009                 0.80%    0.80%       8.76      8.76       15,915     139,449      36.60%     36.60%       1.45%
            2008                 0.80%    0.80%       6.41      6.41       17,122     109,832     -45.10%    -45.10%       1.24%
            2007                 0.80%    0.80%      11.68     11.68       17,194     200,905       8.75%      8.75%       0.76%
            2006                 0.80%    0.80%      10.74     10.74       18,250     196,084      17.26%     17.26%       1.82%
            2005                 0.80%    0.80%       9.16      9.16       22,389     205,135       5.02%      5.02%       1.37%
JANUS ASPEN SERIES WORLDWIDE SERVICE SHARES
            2009                 0.80%    0.80%       9.98     10.18        2,201      22,355      36.31%     36.33%       1.28%
            2008                 0.80%    0.80%       7.32      7.47        2,186      16,291     -45.25%    -45.25%       1.03%
            2007                 0.80%    0.80%      13.37     13.64        2,138      29,108       8.49%      8.49%       0.57%
            2006                 0.80%    0.80%      12.32     12.57        2,133      26,773      16.97%     16.97%       2.15%
            2005                 0.80%    0.80%      10.53     10.75          275       2,924       4.67%      4.78%       1.26%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.50%    0.80%       9.14     18.52       10,870     188,639      37.22%     37.64%       0.00%
            2008                 0.50%    0.80%       6.66     13.50       11,491     147,717     -39.62%    -39.43%       0.00%
            2007                 0.50%    0.80%      11.00     22.35       11,319     250,341       2.60%      2.87%       0.00%
            2006                 0.50%    0.80%      21.79     21.79       11,636     252,092      14.60%     14.60%       0.00%
            2005                 0.80%    0.80%      19.01     19.01       11,547     219,547       2.54%      2.54%       0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.50%    0.50%       6.56      6.56          493       3,236      37.15%     37.15%       0.00%
            2008       1/18/08   0.50%    0.50%       4.78      4.78        1,070       5,116     -37.97%    -37.97%       1.41%
LVIP COLUMBIA VALUE OPPORTUNITIES
            2008       7/24/08   0.60%    0.80%       6.17      6.19        3,922      24,263     -28.29%    -28.23%       0.49%
LVIP DELAWARE BOND
            2009                 0.50%    0.80%      12.60     18.23       47,964     733,573      17.95%     18.31%       4.22%
            2008                 0.50%    0.80%      10.65     15.46       53,390     693,143      -3.70%     -3.41%       4.53%
            2007                 0.50%    0.80%      11.02     16.05       61,879     831,329       4.60%      4.92%       5.07%
            2006                 0.50%    0.80%      11.02     15.34       57,012     743,349       3.88%      4.09%       4.17%
            2005                 0.60%    0.80%      10.58     14.77       62,996     831,890       1.82%      2.02%       4.24%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.60%    0.60%      12.63     12.63          573       7,243      31.20%     31.20%       0.59%
            2008                 0.60%    0.60%       9.63      9.63        2,158      20,774     -33.62%    -33.62%       3.78%
            2007                 0.60%    0.80%      14.50     15.31        3,962      58,850       5.53%      5.74%       1.67%
            2006                 0.60%    0.80%      14.51     14.51        2,896      41,574      13.60%     13.60%       1.19%
            2005                 0.80%    0.80%      11.89     11.89        2,576      32,102       5.95%      5.95%       1.94%
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.50%    0.50%       9.07      9.07        5,708      51,764      24.06%     24.06%       1.15%
            2008                 0.50%    0.50%       7.31      7.31        5,432      39,706     -36.09%    -36.09%       1.47%
            2007                 0.50%    0.50%      11.44     11.44        4,299      49,174       5.60%      5.60%       2.24%
            2006      11/17/06   0.50%    0.50%      10.83     10.83        3,022      32,732       1.33%      1.33%       0.00%
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.80%    0.80%      11.55     15.90        1,131      13,153      28.95%     28.96%       0.75%
            2008                 0.80%    0.80%       8.96     12.33        1,024       9,211     -34.93%    -34.93%       0.94%
            2007                 0.80%    0.80%      13.76     18.95          961      13,273       2.15%      2.15%       0.87%
            2006                 0.80%    0.80%      13.47     18.55          903      12,235      11.41%     11.44%       0.91%
            2005                 0.80%    0.80%      12.09     16.65          838      10,214      11.14%     11.14%       0.89%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.60%    0.80%       8.44     11.89        7,008      60,442      37.42%     37.70%       0.87%
            2008                 0.60%    0.80%       6.14      8.64        7,197      45,643     -41.29%    -41.17%       0.65%
            2007                 0.60%    0.80%      10.46     14.68        9,569     102,164      19.46%     19.70%       0.28%
            2006                 0.60%    0.80%       8.76     12.27       11,555     102,829       8.80%      9.05%       0.21%
            2005                 0.60%    0.80%       8.05      8.05        9,942      80,458       3.37%      3.37%       0.28%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.60%    0.60%     $ 7.70    $ 7.70          617  $    4,746      35.00%     35.00%       1.08%
            2008       6/25/08   0.60%    0.60%       5.70      5.70          212       1,208     -43.31%    -43.31%       1.37%
LVIP MFS VALUE
            2009                 0.60%    0.80%       7.88      7.91        2,259      17,860      20.00%     20.24%       0.34%
            2008                 0.60%    0.80%       6.58      6.58       15,592     102,502     -32.72%    -32.72%       2.68%
            2007      12/18/07   0.60%    0.60%       9.78      9.78          149       1,463       0.91%      0.91%       0.00%
LVIP MID-CAP VALUE
            2009                 0.50%    0.50%       7.29      7.29          148       1,076      41.85%     41.85%       0.54%
            2008       1/25/08   0.50%    0.50%       5.14      5.14           65         333     -34.69%    -34.69%       0.42%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.50%    0.80%      10.00     20.89       18,987     295,082      20.27%     20.63%       3.35%
            2008                 0.50%    0.80%       8.29     17.37       19,317     247,913     -37.16%    -36.97%       4.88%
            2007                 0.50%    0.80%      13.16     27.64       19,284     404,105      10.60%     10.93%       1.66%
            2006                 0.50%    0.80%      16.97     24.99       26,945     519,404      28.97%     29.23%       3.07%
            2005                 0.60%    0.80%      13.14     19.38       14,048     225,064      11.65%     11.86%       2.26%
LVIP MONEY MARKET
            2009                 0.50%    0.80%      10.96     12.27       42,826     493,425      -0.50%     -0.20%       0.29%
            2008                 0.50%    0.80%      10.98     12.33       29,453     338,242       1.53%      1.84%       2.32%
            2007                 0.50%    0.80%      10.78     12.14       37,019     414,885       4.13%      4.44%       4.87%
            2006                 0.50%    0.80%      10.58     11.66       54,528     583,573       3.85%      4.05%       4.66%
            2005                 0.60%    0.80%      10.19     11.23       29,792     318,451       1.97%      2.17%       2.79%
LVIP SSGA BOND INDEX
            2009       5/11/09   0.50%    0.60%      10.70     10.72        7,888      84,534       2.28%      3.32%       2.43%
LVIP SSGA DEVELOPED INTERNATIONAL 150
            2009       7/22/09   0.50%    0.50%       7.94      7.94        1,251       9,933      16.76%     16.76%       1.70%
LVIP SSGA EMERGING MARKETS 100
            2009       7/22/09   0.50%    0.50%      11.72     11.72          738       8,650      26.53%     26.53%       1.40%
LVIP SSGA INTERNATIONAL INDEX
            2009       5/11/09   0.50%    0.60%       7.37      7.38        4,524      33,358      15.74%     26.28%       1.73%
LVIP SSGA LARGE CAP 100
            2009       7/22/09   0.50%    0.50%       8.46      8.46        2,669      22,586      24.49%     24.49%       1.54%
LVIP SSGA S&P 500 INDEX
            2009                 0.50%    0.60%       9.32      9.32       29,229     270,509      25.35%     25.35%       1.57%
            2008                 0.60%    0.60%       7.44      7.44       24,183     179,882     -37.57%    -37.57%       3.58%
            2007       6/29/07   0.60%    0.60%      11.91     11.91          869      10,354      -1.77%     -1.77%       1.06%
LVIP SSGA SMALL-CAP INDEX
            2009                 0.50%    0.60%       7.58      7.60        5,472      41,492      25.27%     25.37%       0.97%
            2008                 0.50%    0.60%       6.05      6.05        2,371      14,346     -34.37%    -34.37%       1.37%
            2007       6/29/07   0.60%    0.60%       9.22      9.22          749       6,908      -8.01%     -8.01%       0.62%
LVIP SSGA SMALL-MID CAP 200
            2009       7/22/09   0.50%    0.50%      10.01     10.01          562       5,628      29.66%     29.66%       1.82%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.50%    0.60%       9.53      9.53        4,078      39,975      45.61%     45.61%       0.12%
            2008                 0.50%    0.50%       6.54      6.54        3,542      23,182     -43.06%    -43.06%       0.00%
            2007                 0.50%    0.50%      11.49     11.49        2,241      25,756      13.02%     13.02%       0.00%
            2006      11/17/06   0.50%    0.50%      10.17     10.17        1,527      15,531      -0.39%     -0.39%       0.00%
LVIP TURNER MID-CAP GROWTH
            2009                 0.50%    0.60%       8.20      8.23        1,094       8,979      47.54%     47.83%       0.00%
            2008                 0.50%    0.60%       5.56      5.56          845       4,699     -49.63%    -49.63%       0.00%
            2007      12/18/07   0.60%    0.60%      11.03     11.03          134       1,480       3.02%      3.02%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.80%    0.80%       8.39     12.04          490       4,292      22.32%     22.33%       0.80%
            2008                 0.60%    0.80%       7.62      9.84          839       6,162     -38.81%    -38.70%       2.46%
            2007                 0.60%    0.80%      12.44     16.08          297       3,815       3.52%      3.73%       1.19%
            2006                 0.60%    0.80%      15.54     15.54          312       3,884      10.38%     10.38%       0.68%
            2005                 0.80%    0.80%      14.07     14.07          886      12,466       3.66%      3.66%       1.01%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.60%    0.60%       9.16      9.16       29,139     266,985      27.18%     27.18%       1.73%
            2008        9/8/08   0.60%    0.60%       7.20      7.20       30,018     216,249     -22.56%    -22.56%       0.90%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.60%    0.80%     $11.04    $11.14        2,565  $   28,379      29.75%     30.02%       6.82%
            2008                 0.60%    0.80%       8.51      8.51        2,665      22,709     -40.93%    -40.93%       0.63%
            2007                 0.80%    0.80%      14.41     14.41        2,051      29,550      10.13%     10.13%       0.89%
            2006        3/3/06   0.80%    0.80%      13.08     13.08        1,868      24,436      10.01%     10.01%       0.95%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.60%    0.80%      12.25     12.36       10,808     133,370      23.85%     24.10%       4.75%
            2008                 0.60%    0.80%       9.89      9.96        7,505      74,636     -19.09%    -18.93%       3.15%
            2007                 0.60%    0.80%      12.22     12.22        1,919      23,507       6.92%      6.92%       1.74%
            2006        3/3/06   0.80%    0.80%      11.43     11.43          885      10,112       6.48%      6.48%       1.61%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.50%    0.50%      10.82     10.82       14,189     153,480      27.40%     27.40%       3.79%
            2008                 0.50%    0.50%       8.49      8.49       16,484     139,960     -26.98%    -26.98%       2.16%
            2007                 0.50%    0.50%      11.63     11.63        9,632     112,004       8.72%      8.72%       1.35%
            2006       11/3/06   0.50%    0.50%      10.70     10.70        9,817     104,996       3.79%      3.79%       0.76%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.50%    0.80%      10.02     10.02       15,673     164,907      28.39%     28.39%       5.82%
            2008                 0.50%    0.50%       7.80      7.80       31,411     245,108     -33.75%    -33.75%       2.63%
            2007       9/25/07   0.50%    0.50%      11.78     11.78          378       4,449       0.20%      0.20%       0.21%
M FUND BRANDES INTERNATIONAL EQUITY
            2009                 0.60%    0.60%      13.07     13.07        1,858      24,294      24.53%     24.53%       2.46%
            2008                 0.60%    0.60%      10.50     10.50        1,946      20,427     -40.21%    -40.21%       3.52%
            2007                 0.60%    0.60%      17.55     17.55        1,505      26,419       7.36%      7.36%       2.13%
            2006       3/10/06   0.60%    0.60%      16.35     16.35          829      13,553      19.48%     19.48%       1.35%
M FUND FRONTIER CAPITAL APPRECIATION
            2009                 0.60%    0.60%      14.43     14.43          515       7,435      47.73%     47.73%       0.05%
            2008                 0.60%    0.60%       9.77      9.77          576       5,628     -42.39%    -42.39%       0.00%
            2007                 0.60%    0.60%      16.95     16.95          522       8,858      11.25%     11.25%       0.00%
            2006       7/14/06   0.60%    0.60%      15.24     15.24          506       7,711      13.60%     13.60%       0.00%
MFS VIT CORE EQUITY
            2005                 0.00%    0.00%         --        --           --          --       0.00%      0.00%       0.80%
MFS VIT GROWTH
            2009                 0.60%    0.80%       9.42     13.86       14,494     137,633      36.58%     36.86%       0.31%
            2008                 0.60%    0.80%       6.90     10.13       14,325     100,837     -37.92%    -37.79%       0.25%
            2007                 0.60%    0.80%      11.11     20.42       18,534     231,289      20.20%     20.45%       0.00%
            2006                 0.60%    0.80%       9.24     16.98       15,127     143,495       7.03%      7.24%       0.00%
            2005                 0.60%    0.80%       8.64      8.64       16,668     146,358       8.32%      8.32%       0.00%
MFS VIT TOTAL RETURN
            2009                 0.50%    0.80%      10.25     15.16       15,888     202,962      17.08%     17.44%       3.56%
            2008                 0.50%    0.80%       8.73     12.95       14,802     163,875     -22.75%    -22.52%       2.70%
            2007                 0.50%    0.80%      11.26     16.77       10,784     165,317       3.38%      3.69%       2.54%
            2006                 0.50%    0.80%      12.44     16.22       14,721     210,726      11.00%     11.22%       2.23%
            2005                 0.60%    0.80%      12.18     14.61       20,073     260,400       2.00%      2.00%       2.06%
MFS VIT UTILITIES
            2009                 0.50%    0.80%      13.19     27.64       36,208     710,682      32.16%     32.55%       4.18%
            2008                 0.50%    0.80%       9.95     20.92       27,814     414,389     -38.17%    -37.98%       1.54%
            2007                 0.50%    0.80%      16.05     33.83       21,348     521,068      26.88%     27.26%       0.74%
            2006                 0.50%    0.80%      18.59     26.66       13,519     260,853      30.20%     30.51%       1.94%
            2005                 0.60%    0.80%      14.87     20.48       11,259     168,725      15.90%     15.91%       0.57%
NB AMT MID-CAP GROWTH
            2009                 0.50%    0.80%       9.27     17.52       41,507     527,638      30.55%     30.94%       0.00%
            2008                 0.50%    0.80%       7.08     13.42       44,875     436,358     -43.89%    -43.72%       0.00%
            2007                 0.50%    0.80%      12.58     23.92       44,409     770,212      21.55%     21.92%       0.00%
            2006                 0.50%    0.80%      13.65     19.68       45,822     652,874      13.78%     14.01%       0.00%
            2005                 0.60%    0.80%      12.00     17.30       48,180     602,750      12.84%     12.84%       0.00%
NB AMT PARTNERS
            2009                 0.80%    0.80%      13.35     13.35        4,884      65,223      54.83%     54.83%       2.62%
            2008                 0.80%    0.80%       8.62      8.62        5,247      45,249     -52.77%    -52.77%       0.57%
            2007                 0.80%    0.80%      18.26     18.26        4,840      88,389       8.46%      8.46%       0.63%
            2006                 0.80%    0.80%      16.84     16.84        4,771      80,328      11.35%     11.35%       0.68%
            2005                 0.80%    0.80%      15.12     15.12        6,771     102,376      17.11%     17.11%       1.27%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY
            2009                 0.50%    0.80%     $  8.46   $16.61        3,125  $   35,743      45.39%     45.82%       1.79%
            2008                 0.50%    0.80%       5.80     11.43        4,142      32,121     -46.25%    -46.09%       1.31%
            2007                 0.50%    0.80%      10.77     21.26        3,329      50,175       2.48%      2.79%       0.53%
            2006                 0.50%    0.80%      14.27     20.74        2,238      34,378      10.28%     10.50%       0.47%
            2005                 0.60%    0.80%      12.91     18.81        1,168      19,930      11.11%     11.32%       0.09%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2009       8/27/09   0.60%    0.80%      12.57     12.58        3,086      38,818      14.71%     17.28%       4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2009                 0.80%    0.80%      11.47     11.47          211       2,417      25.01%     25.01%       0.00%
            2008                 0.80%    0.80%       9.18      9.18          231       2,121     -17.74%    -17.74%       0.00%
            2007                 0.80%    0.80%      11.16     11.16          279       3,116      -1.39%     -1.39%       0.74%
            2006                 0.80%    0.80%      11.31     11.31          259       2,930       1.97%      1.97%       0.30%
            2005                 0.80%    0.80%      11.10     11.10          803       9,623      12.28%     12.28%       0.05%
PUTNAM VT GROWTH & INCOME CLASS IB
            2009                 0.80%    0.80%      10.30     10.30        1,142      11,760      28.78%     28.78%       2.67%
            2008                 0.80%    0.80%       8.00      8.00        1,167       9,336     -39.19%    -39.19%       2.15%
            2007                 0.80%    0.80%      13.15     13.15        1,191      15,665      -6.79%     -6.79%       1.29%
            2006                 0.80%    0.80%      14.11     14.11        1,213      17,107      14.99%     14.99%       1.51%
            2005                 0.80%    0.80%      12.27     12.27        1,234      15,145       4.39%      4.39%       1.57%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009.

                                                       AGGREGATE     AGGREGATE
                                                        COST OF      PROCEEDS
SUBACCOUNT                                             PURCHASES    FROM SALES
------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  24,943    $  32,461
AIM V.I. Core Equity                                      16,197       26,549
AIM V.I. International Growth                             10,610        8,247
ABVPSF Global Thematic Growth Class A                      1,076        7,367

                                                       AGGREGATE   AGGREGATE
                                                        COST OF     PROCEEDS
SUBACCOUNT                                             PURCHASES   FROM SALES
-----------------------------------------------------------------------------
ABVPSF Growth and Income Class A                       $   8,535    $  4,786
ABVPSF International Value Class A                        24,475      57,875
ABVPSF Large Cap Growth Class A                           22,973       1,153
ABVPSF Small/Mid Cap Value Class A                        62,091      15,385
American Century VP Inflation Protection                  59,117      14,562
American Funds Global Growth Class 2                       8,657      63,661
American Funds Global Small Capitalization Class 2        30,957      24,946
American Funds Growth Class 2                            218,034     103,687
American Funds Growth-Income Class 2                     211,415      50,944
American Funds International Class 2                     177,232     169,955
BlackRock Global Allocation V.I.                         113,703       2,575
Delaware VIP Diversified Income                           47,896      67,973
Delaware VIP Emerging Markets                             81,279      65,665
Delaware VIP High Yield                                   30,164      63,786
Delaware VIP Limited-Term Diversified Income              43,943       1,671
Delaware VIP REIT                                         88,463      31,472
Delaware VIP Small Cap Value                              72,504      49,440
Delaware VIP Trend                                        17,143      13,479
Delaware VIP U.S. Growth                                 185,761       7,543
Delaware VIP Value                                        22,901      62,579
DWS VIP Equity 500 Index Class A                          34,663      98,204
DWS VIP Small Cap Index Class A                           26,773      14,066
Fidelity VIP Contrafund Service Class                     92,112      40,758
Fidelity VIP Equity-Income Service Class                  11,955       6,250
Fidelity VIP Growth Service Class                          1,799         485
Fidelity VIP Growth Opportunities Service Class            6,160       1,463
Fidelity VIP High Income Service Class                     9,425      12,848
Fidelity VIP Mid Cap Service Class                       111,242       7,799
Fidelity VIP Overseas Service Class                        9,835       4,328
FTVIPT Franklin Income Securities                         50,379      36,901
FTVIPT Franklin Small-Mid Cap Growth Securities            9,185       8,553
FTVIPT Mutual Shares Securities                            9,345      22,117
FTVIPT Templeton Foreign Securities Class 2                8,088       3,935
FTVIPT Templeton Global Bond Securities                   68,281       6,291
FTVIPT Templeton Growth Securities                         9,473       4,835
FTVIPT Templeton Growth Securities Class 2                   855       1,170
Janus Aspen Series Balanced                               25,832      44,861
Janus Aspen Series Balanced Service Shares                13,546         541
Janus Aspen Series Enterprise Service Shares                 479      10,709
Janus Aspen Series Global Technology Service Shares        1,517         570
Janus Aspen Series Worldwide                              15,553      26,291
Janus Aspen Series Worldwide Service Shares                  982         759
LVIP Baron Growth Opportunities Service Class              2,109      15,328
LVIP Cohen & Steers Global Real Estate                     3,469       9,140
LVIP Columbia Value Opportunities                            580      26,076
LVIP Delaware Bond                                       102,787     151,962
LVIP Delaware Foundation Aggressive Allocation             4,904      23,676
LVIP Delaware Growth and Income                            5,931       3,984
LVIP Delaware Social Awareness                             2,137         655
LVIP Janus Capital Appreciation                            3,473       5,775
LVIP Marsico International Growth                          2,637         352
LVIP MFS Value                                             5,614     101,692
LVIP Mid-Cap Value                                           563         178
LVIP Mondrian International Value                         32,677      26,646
LVIP Money Market                                        306,311      43,603
LVIP SSgA Bond Index                                      85,087         723
LVIP SSgA Developed International 150                      9,547          69
LVIP SSgA Emerging Markets 100                             7,993         546
LVIP SSgA International Index                             28,498         334
LVIP SSgA Large Cap 100                                   21,147       1,136
LVIP SSgA S&P 500 Index                                  147,171      98,032

                                                       AGGREGATE   AGGREGATE
                                                        COST OF     PROCEEDS
SUBACCOUNT                                             PURCHASES   FROM SALES
-----------------------------------------------------------------------------
LVIP SSgA Small-Cap Index                              $  21,103    $  1,383
LVIP SSgA Small-Mid Cap 200                                5,131         164
LVIP T. Rowe Price Structured Mid-Cap Growth               9,951       3,997
LVIP Turner Mid-Cap Growth                                 1,893         433
LVIP Wells Fargo Intrinsic Value                             532       3,695
LVIP Wilshire 2030 Profile                                 6,236       7,755
LVIP Wilshire Aggressive Profile                           3,784       1,965
LVIP Wilshire Conservative Profile                        50,815       8,637
LVIP Wilshire Moderate Profile                            38,287      57,561
LVIP Wilshire Moderately Aggressive Profile               92,848     193,089
M Fund Brandes International Equity                          529       1,107
M Fund Frontier Capital Appreciation                         107         802
MFS VIT Growth                                             8,371       9,682
MFS VIT Total Return                                      58,456      42,216
MFS VIT Utilities                                        182,531      31,166
NB AMT Mid-Cap Growth                                     21,123      62,274
NB AMT Partners                                            7,852       4,379
NB AMT Regency                                             4,519      13,697
PIMCO VIT Commodity Real Return Administrative Class      38,827         808
Putnam VT Global Health Care Class IB                        384         357
Putnam VT Growth & Income Class IB                           265         297

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009.

                                                                  NET
                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          15,608   $20.33   $  317,306     $  403,231
AIM V.I. Core Equity                                   12,591    24.92      313,767        331,935
AIM V.I. International Growth                           4,036    26.01      104,969         88,451
ABVPSF Global Thematic Growth Class A                   7,297    16.73      122,086        105,534
ABVPSF Growth and Income Class A                        8,180    15.20      124,333        171,024
ABVPSF International Value Class A                      1,790    14.70       26,320         28,631
ABVPSF Large Cap Growth Class A                         1,097    25.36       27,810         25,140
ABVPSF Small/Mid Cap Value Class A                     16,003    13.41      214,597        230,849
American Century VP Inflation Protection               13,896    10.74      149,243        143,373
American Funds Global Growth Class 2                    1,565    19.50       30,512         30,672
American Funds Global Small Capitalization Class 2      7,611    17.75      135,093        153,568
American Funds Growth Class 2                          24,756    46.10    1,141,242      1,282,155
American Funds Growth-Income Class 2                   25,925    31.18      808,332        885,817
American Funds International Class 2                   52,455    17.11      897,513        973,490
BlackRock Global Allocation V.I.                        7,852    14.92      117,156        111,251
Delaware VIP Diversified Income                        13,978    10.98      153,476        135,963
Delaware VIP Emerging Markets                          22,869    18.87      431,540        403,682
Delaware VIP High Yield                                31,866     5.67      180,678        173,866
Delaware VIP Limited-Term Diversified Income            4,309    10.01       43,129         42,304
Delaware VIP REIT                                      53,936     7.75      418,008        623,880
Delaware VIP Small Cap Value                           32,503    24.31      790,147        822,705
Delaware VIP Trend                                      8,120    25.70      208,673        220,110
Delaware VIP U.S. Growth                               39,283     7.16      281,266        252,339
Delaware VIP Value                                      4,843    14.60       70,704         86,563
DWS VIP Equity 500 Index Class A                       29,300    11.69      342,511        363,850
DWS VIP Small Cap Index Class A                        15,719     9.90      155,614        186,537
Fidelity VIP Contrafund Service Class                  39,298    20.55      807,577      1,050,735
Fidelity VIP Equity-Income Service Class                7,348    16.75      123,087        155,596
Fidelity VIP Growth Service Class                         357    29.96       10,696         11,327
Fidelity VIP Growth Opportunities Service Class         3,448    14.48       49,925         52,374

                                                                  NET
                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------------------------------------------------------
Fidelity VIP High Income Service Class                 27,183   $ 5.26   $ 142,983      $  156,024
Fidelity VIP Mid Cap Service Class                     10,091    25.41     256,402         265,435
Fidelity VIP Overseas Service Class                     8,131    14.99     121,886         132,354
FTVIPT Franklin Income Securities                       3,969    14.43      57,275          54,984
FTVIPT Franklin Small-Mid Cap Growth Securities         3,104    17.36      53,877          56,374
FTVIPT Mutual Shares Securities                           844    14.75      12,454          13,552
FTVIPT Templeton Foreign Securities Class 2             8,074    13.45     108,597         110,509
FTVIPT Templeton Global Bond Securities                 6,538    17.72     115,854         109,671
FTVIPT Templeton Growth Securities                      3,781    10.56      39,931          46,039
FTVIPT Templeton Growth Securities Class 2              1,518    10.40      15,792          18,193
Janus Aspen Series Balanced                             8,847    26.88     237,802         223,417
Janus Aspen Series Balanced Service Shares                652    27.93      18,216          17,071
Janus Aspen Series Enterprise Service Shares            1,115    29.90      33,335          31,202
Janus Aspen Series Global Technology Service Shares     2,984     4.55      13,577          11,263
Janus Aspen Series Worldwide                            5,327    26.18     139,452         153,606
Janus Aspen Series Worldwide Service Shares               862    25.93      22,355          24,236
LVIP Baron Growth Opportunities Service Class           7,876    23.95     188,643         202,928
LVIP Cohen & Steers Global Real Estate                    511     6.33       3,236           2,749
LVIP Delaware Bond                                     55,066    13.32     733,588         699,992
LVIP Delaware Foundation Aggressive Allocation            641    11.30       7,243           7,805
LVIP Delaware Growth and Income                         2,000    25.88      51,765          65,158
LVIP Delaware Social Awareness                            477    27.56      13,153          13,179
LVIP Janus Capital Appreciation                         3,108    19.45      60,443          61,041
LVIP Marsico International Growth                         426    11.14       4,746           4,487
LVIP MFS Value                                            864    20.68      17,860          19,177
LVIP Mid-Cap Value                                         94    11.47       1,076             916
LVIP Mondrian International Value                      18,924    15.59     295,088         329,136
LVIP Money Market                                      49,343    10.00     493,435         493,435
LVIP SSgA Bond Index                                    8,008    10.56      84,535          84,377
LVIP SSgA Developed International 150                   1,231     8.07       9,933           9,482
LVIP SSgA Emerging Markets 100                            783    11.04       8,650           7,514
LVIP SSgA International Index                           4,441     7.51      33,359          28,206
LVIP SSgA Large Cap 100                                 2,574     8.77      22,586          20,143
LVIP SSgA S&P 500 Index                                34,824     7.77     270,513         256,510
LVIP SSgA Small-Cap Index                               2,910    14.26      41,493          42,603
LVIP SSgA Small-Mid Cap 200                               550    10.23       5,628           4,986
LVIP T. Rowe Price Structured Mid-Cap Growth            3,556    11.24      39,976          35,888
LVIP Turner Mid-Cap Growth                              1,012     8.87       8,979          10,406
LVIP Wells Fargo Intrinsic Value                          375    11.44       4,292           5,518
LVIP Wilshire 2030 Profile                             29,352     9.10     266,989         276,177
LVIP Wilshire Aggressive Profile                        2,962     9.58      28,380          35,066
LVIP Wilshire Conservative Profile                     11,816    11.29     133,372         131,216
LVIP Wilshire Moderate Profile                         13,999    10.96     153,482         153,723
LVIP Wilshire Moderately Aggressive Profile            15,832    10.42     164,910         151,465
M Fund Brandes International Equity                     2,100    11.57      24,294          36,923
M Fund Frontier Capital Appreciation                      363    20.47       7,435           8,372
MFS VIT Growth                                          6,423    21.43     137,636         131,759
MFS VIT Total Return                                   11,608    17.48     202,916         207,724
MFS VIT Utilities                                      31,008    22.92     710,695         752,558
NB AMT Mid-Cap Growth                                  24,842    21.24     527,649         489,422
NB AMT Partners                                         6,649     9.81      65,224         101,005
NB AMT Regency                                          2,915    12.26      35,744          40,691
PIMCO VIT Commodity Real Return Administrative Class    4,514     8.60      38,819          38,071
Putnam VT Global Health Care Class IB                     199    12.16       2,417           2,441
Putnam VT Growth & Income Class IB                        817    14.40      11,760          17,084

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            6,215    (7,257)      (1,042)
AIM V.I. Core Equity                                     2,041    (3,590)      (1,549)
AIM V.I. International Growth                              823      (688)         135
ABVPSF Global Thematic Growth Class A                      113      (628)        (515)
ABVPSF Growth and Income Class A                           531      (535)          (4)
ABVPSF International Value Class A                       4,644    (8,330)      (3,686)
ABVPSF Large Cap Growth Class A                          2,267      (115)       2,152
ABVPSF Small/Mid Cap Value Class A                       6,771    (1,437)       5,334
American Century VP Inflation Protection                 5,875    (2,303)       3,572
American Funds Global Growth Class 2                       871    (5,471)      (4,600)
American Funds Global Small Capitalization Class 2       3,801    (1,855)       1,946
American Funds Growth Class 2                           25,901   (11,879)      14,022
American Funds Growth-Income Class 2                    25,650    (6,248)      19,402
American Funds International Class 2                    15,948   (12,974)       2,974
BlackRock Global Allocation V.I.                        10,258      (213)      10,045
Delaware VIP Diversified Income                          3,326    (5,310)      (1,984)
Delaware VIP Emerging Markets                            6,452    (4,706)       1,746
Delaware VIP High Yield                                  1,709    (5,187)      (3,478)
Delaware VIP Limited-Term Diversified Income             4,292      (708)       3,584
Delaware VIP REIT                                        8,999    (3,382)       5,617
Delaware VIP Small Cap Value                             6,140    (3,534)       2,606
Delaware VIP Trend                                       1,998    (1,646)         352
Delaware VIP U.S. Growth                                18,633      (724)      17,909
Delaware VIP Value                                       2,486    (6,534)      (4,048)
DWS VIP Equity 500 Index Class A                         3,236   (13,292)     (10,056)
DWS VIP Small Cap Index Class A                          2,014    (1,443)         571
Fidelity VIP Contrafund Service Class                    7,916    (3,581)       4,335
Fidelity VIP Equity-Income Service Class                   888      (594)         294
Fidelity VIP Growth Service Class                          234       (84)         150
Fidelity VIP Growth Opportunities Service Class          1,161      (205)         956
Fidelity VIP High Income Service Class                      17    (1,252)      (1,235)
Fidelity VIP Mid Cap Service Class                      11,430      (740)      10,690
Fidelity VIP Overseas Service Class                        673      (317)         356
FTVIPT Franklin Income Securities                        5,673    (3,801)       1,872
FTVIPT Franklin Small-Mid Cap Growth Securities          1,002      (859)         143
FTVIPT Mutual Shares Securities                          1,183    (2,509)      (1,326)
FTVIPT Templeton Foreign Securities Class 2                169      (301)        (132)
FTVIPT Templeton Global Bond Securities                  4,278      (581)       3,697
FTVIPT Templeton Growth Securities                         987      (585)         402
FTVIPT Templeton Growth Securities Class 2                  33       (90)         (57)
Janus Aspen Series Balanced                                887    (3,082)      (2,195)
Janus Aspen Series Balanced Service Shares                 948       (54)         894
Janus Aspen Series Enterprise Service Shares                53      (825)        (772)
Janus Aspen Series Global Technology Service Shares        522      (150)         372
Janus Aspen Series Worldwide                             2,368    (3,575)      (1,207)
Janus Aspen Series Worldwide Service Shares                 92       (77)          15
LVIP Baron Growth Opportunities Service Class              393    (1,014)        (621)
LVIP Cohen & Steers Global Real Estate                     949    (1,526)        (577)
LVIP Columbia Value Opportunities                          113    (4,035)      (3,922)
LVIP Delaware Bond                                       6,522   (11,948)      (5,426)
LVIP Delaware Foundation Aggressive Allocation             535    (2,120)      (1,585)
LVIP Delaware Growth and Income                            818      (542)         276
LVIP Delaware Social Awareness                             168       (61)         107
LVIP Janus Capital Appreciation                            494      (683)        (189)
LVIP Marsico International Growth                          457       (52)         405
LVIP MFS Value                                             905   (14,238)     (13,333)
LVIP Mid-Cap Value                                         112       (29)          83
LVIP Mondrian International Value                        2,009    (2,339)        (330)
LVIP Money Market                                       17,317    (3,944)      13,373

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
LVIP SSgA Bond Index                                     7,954       (66)       7,888
LVIP SSgA Developed International 150                    1,262       (11)       1,251
LVIP SSgA Emerging Markets 100                             785       (47)         738
LVIP SSgA International Index                            4,563       (39)       4,524
LVIP SSgA Large Cap 100                                  2,801      (132)       2,669
LVIP SSgA S&P 500 Index                                 21,521   (16,475)       5,046
LVIP SSgA Small-Cap Index                                3,318      (217)       3,101
LVIP SSgA Small-Mid Cap 200                                578       (16)         562
LVIP T. Rowe Price Structured Mid-Cap Growth             1,072      (536)         536
LVIP Turner Mid-Cap Growth                                 311       (62)         249
LVIP Wells Fargo Intrinsic Value                            67      (416)        (349)
LVIP Wilshire 2030 Profile                                  --      (879)        (879)
LVIP Wilshire Aggressive Profile                            95      (195)        (100)
LVIP Wilshire Conservative Profile                       5,101    (1,798)       3,303
LVIP Wilshire Moderate Profile                           3,896    (6,191)      (2,295)
LVIP Wilshire Moderately Aggressive Profile            (14,119)   (1,619)     (15,738)
M Fund Brandes International Equity                         --       (88)         (88)
M Fund Frontier Capital Appreciation                         9       (70)         (61)
MFS VIT Growth                                           1,128      (959)         169
MFS VIT Total Return                                     5,568    (4,482)       1,086
MFS VIT Utilities                                       10,413    (2,019)       8,394
NB AMT Mid-Cap Growth                                    2,556    (5,924)      (3,368)
NB AMT Partners                                             15      (378)        (363)
NB AMT Regency                                             455    (1,472)      (1,017)
PIMCO VIT Commodity Real Return Administrative Class     3,152       (66)       3,086
Putnam VT Global Health Care Class IB                       19       (39)         (20)
Putnam VT Growth & Income Class IB                          --       (25)         (25)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            3,472    (5,496)      (2,024)
AIM V.I. Core Equity                                     1,634    (4,452)      (2,818)
AIM V.I. International Growth                              601      (532)          69
ABVPSF Global Thematic Growth Class A                      678      (203)         475
ABVPSF Growth and Income Class A                         1,646    (3,324)      (1,678)
ABVPSF International Value Class A                       7,390    (4,903)       2,487
ABVPSF Large Cap Growth Class A                             38       (53)         (15)
ABVPSF Small/Mid Cap Value Class A                       2,180    (1,014)       1,166
American Century VP Inflation Protection                 2,893    (4,572)      (1,679)
American Funds Global Growth Class 2                     6,432      (286)       6,146
American Funds Global Small Capitalization Class 2       1,553    (1,599)         (46)
American Funds Growth Class 2                           20,255    (9,223)      11,032
American Funds Growth-Income Class 2                    17,028    (5,105)      11,923
American Funds International Class 2                    18,234    (3,492)      14,742
Delaware VIP Diversified Income                          4,483    (6,160)      (1,677)
Delaware VIP Emerging Markets                            5,701    (1,973)       3,728
Delaware VIP High Yield                                  5,421    (4,882)         539
Delaware VIP REIT                                        7,501    (4,475)       3,026
Delaware VIP Small Cap Value                             7,368    (2,930)       4,438
Delaware VIP Trend                                       3,451    (1,967)       1,484
Delaware VIP U.S. Growth                                   262      (221)          41
Delaware VIP Value                                       7,210    (8,517)      (1,307)
DWS VIP Equity 500 Index Class A                         3,933    (3,326)         607
DWS VIP Small Cap Index Class A                          2,133    (1,415)         718
Fidelity VIP Contrafund Service Class                    6,852    (4,339)       2,513
Fidelity VIP Equity-Income Service Class                 1,748      (476)       1,272
Fidelity VIP Growth Service Class                          342       (58)         284
Fidelity VIP Growth Opportunities Service Class            716      (181)         535
Fidelity VIP High Income Service Class                     112      (858)        (746)
Fidelity VIP Mid Cap Service Class                       4,226      (425)       3,801

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                        494      (456)          38
FTVIPT Franklin Income Securities                        3,999    (2,046)       1,953
FTVIPT Franklin Small-Mid Cap Growth Securities          2,297      (910)       1,387
FTVIPT Mutual Shares Securities                          2,572      (189)       2,383
FTVIPT Templeton Foreign Securities Class 2                320      (352)         (32)
FTVIPT Templeton Global Bond Securities                  2,844    (1,030)       1,814
FTVIPT Templeton Growth Securities                       1,455      (361)       1,094
FTVIPT Templeton Growth Securities Class 2                 216       (75)         141
Janus Aspen Series Balanced                              1,026    (2,637)      (1,611)
Janus Aspen Series Balanced Service Shares                  17    (2,148)      (2,131)
Janus Aspen Series Global Technology Service Shares        262      (118)         144
Janus Aspen Series Enterprise Service Shares               264    (1,144)        (880)
Janus Aspen Series Worldwide                             2,058    (2,130)         (72)
Janus Aspen Series Worldwide Service Shares                112       (64)          48
LVIP Baron Growth Opportunities Service Class              877      (705)         172
LVIP Cohen & Steers Global Real Estate                   1,153       (83)       1,070
LVIP Columbia Value Opportunities                        4,121      (199)       3,922
LVIP Delaware Bond                                       7,289   (15,778)      (8,489)
LVIP Delaware Growth and Income                          1,419      (286)       1,133
LVIP Delaware Social Awareness                             111       (48)          63
LVIP Wells Fargo Intrinsic Value                           569       (27)         542
LVIP Janus Capital Appreciation                            237    (2,609)      (2,372)
LVIP Marsico International Growth                          249       (37)         212
LVIP MFS Value                                          16,122      (679)      15,443
LVIP Mid-Cap Value                                          75       (10)          65
LVIP Mondrian International Value                        3,367    (3,334)          33
LVIP Money Market                                       62,953   (70,519)      (7,566)
LVIP SSgA S&P 500 Index                                 25,799    (2,485)      23,314
LVIP SSgA Small-Cap Index                                1,788      (166)       1,622
LVIP T. Rowe Price Structured Mid-Cap Growth             1,572      (271)       1,301
LVIP Turner Mid-Cap Growth                                 739       (28)         711
LVIP Delaware Foundation Aggressive Allocation           2,235    (4,039)      (1,804)
LVIP Wilshire 2030 Profile                              30,304      (286)      30,018
LVIP Wilshire Aggressive Profile                           764      (150)         614
LVIP Wilshire Conservative Profile                       6,197      (611)       5,586
LVIP Wilshire Moderate Profile                           7,642      (790)       6,852
LVIP Wilshire Moderately Aggressive Profile             31,482      (449)      31,033
M Fund Brandes International Equity                        519       (78)         441
M Fund Frontier Capital Appreciation                        81       (27)          54
MFS VIT Growth                                           1,640    (5,849)      (4,209)
MFS VIT Total Return                                     7,785    (3,767)       4,018
MFS VIT Utilities                                        8,416    (1,950)       6,466
NB AMT Mid-Cap Growth                                    3,287    (2,821)         466
NB AMT Partners                                            667      (260)         407
NB AMT Regency                                           1,373      (560)         813
Putnam VT Growth & Income Class IB                          --       (24)         (24)
Putnam VT Global Health Care Class IB                       33       (81)         (48)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 1, 2010